                                                                   Exhibit 10.19

                       Assignment and Assumption of Lease

For valuable consideration hereunder, the receipt and sufficiency of which is hereby acknowledged, Devise Associates, Inc. (the "Assignor") hereby assigns and delegates to Emtec, Inc. (the "Assignee"), and Assignee hereby agrees to assume and accept the assignment and delegation, of all of Assignor's right, title and interest in and to the lease identified on Exhibit A attached hereto (collectively, together with all amendments, modifications, supplements, restatements and guarantees thereof', the "Lease").

          From and after the date hereof, Assignee hereby expressly assumes all of the covenants, agreements, obligations, terms, conditions and provisions to be kept, observed and performed by the lessee under or according to the provisions of the Lease.

          The transfer provided for herein is made without recourse and without any express or implied representation or warranty by the Assignor whatsoever.

          The Parties hereby agree that, from time to time upon written request, each Party will give, execute, deliver, file and/or record any notice, instrument, document, or other papers and do such acts and things that may be necessary and desirable in the reasonable opinion of the other Party to create, preserve, perfect or validate this Assignment, to enable the Parties to exercise and enforce their rights hereunder with respect to this Assignment, or to otherwise carry out the purposes and intent of this Assignment.

          Assignee hereby agrees to provide a security deposit in the amount of $250,000 in the form of a Letter of Credit from Fleet Bank acceptable to the Landlord as provided in the Lease to secure its obligations under the Lease.

          Assignee hereby agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating or relating to the period on or after the date hereof and arising out of Assignees' obligations under the lease, as well as the return of security deposit paid by Assignor.

          Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating or relating to the period before the date hereof and arising out of Assignors' obligations under the lease.

          The Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement effective as of this 9th day of January ,2002.


ASSIGNOR:                                      ASSIGNEE:


Devise Associates, Inc.                        Emtec, Inc.
By: /s/ Randall Rings                          By: /s/ John P. Howlett
   --------------------                           --------------------
Name: Randall Rings                            Name: John P. Howlett
Title: Vp & Secretary                          Title: CEO

                                                                   Exhibit 10.19

                          STANDARD FORM OF OFFICE LEASE
                     The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 27th day of Apri1 1998, between VANDERGRAND PROPERTIES CO., L.P., a New York limited partnership, having an address c/o Jack Resnick & Sons, Inc., 110 East 59th Street, New York, New York 10022 ("Owner" or "Landlord") and DEVISE ASSOCIATES, INC., a New York corporation, having an address at 909 Third Avenue, New York, New York 10022 ("Tenant")


WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire rentable area of the twelfth (12th) floor (the "premises" or "demised premises"), which Landlord and Tenant mutually agree (but without representation of any kind) contains 7,635 rentable square feet, in the building known as 880 Third Avenue (the "Building"), in the Borough of Manhattan, City of New York, for the term (the "Term") of ten (10) years, to commence on the Commencement Date (as defined in Article 51) and to expire on June 30, 2008 (the "Expiration Date")(or until such Term shall cease and expire as hereinafter provided), at the fixed annual rental rate (the "Fixed Rent") of $235,539.75 per annum, subject to adjustment as hereinafter provided, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

          In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

          The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:      1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy: 2. Tenant shall use and occupy the demised premises for general, administrative and executive offices, for ancillary uses not in violation of applicable law or the certificate of occupancy, and for no other purpose


Tenant Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which does not affect utility services or plumbing, and electrical lines. in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and subcontractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms apart, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the use shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title so or to prevent Tenant's removal of fixtures. moveable office furniture and equipment, but upon removal, such from the premises or upon removal of other installations as may required by Owner, Tenant shall immediately andl at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal, All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance and Repairs. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof.
whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents. employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant a fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or wades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises. and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from owner or others making repairs, alterations, additions or improvements in or to any portion of the building; or the demised premises or in and to the fixtures, appenurtanaces or equipment thereof. It is specifically agreed that Tenant sball not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in
Article 9 hereof.

Window Cleaning: 5. Tenant will not clean or require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements Of Law, Fire Insurance, Floor Loads: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense. shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use)or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require the Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation Therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after accusing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but limited to, reasonable attorney's fees, by cash deposit or by purety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal sense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the

                                                                   Exhibit 10.19

demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form apart, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, or use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or make-up of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein slated and of the several items and charges in the fire insurance rates then applicable to and premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in setting sufficient, in Owner's Judgement, to absorb and prevent vibration, noise and annoyance.

Subordination: 7. This lease is subject and subordinate to all ground saw or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause be self-operative and no further instrument of subordination shall be any ground or underlying lessor or by any mortagee, affecting any lease or the real property of which the demised premises are apart. In conformation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner requests.

Property Loss, Damage Reimbursement Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by the theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of thc demised premises are temporarily closed, darkened or bricked up(or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts,Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.




                                                                   Exhibit 10.19

Destrucion Fire and Other casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty. then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacant the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c)hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five(5)days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to Include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and/merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause provoking that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section227 of the Real Property Law and agrees that the provisions of this article shall govern amid control in lieu thereof.

Eminent Domain: If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenants interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures, and equipment provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claims does not reduce Owner's award.

Assignment, Mortgage, Etc.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representative, successor and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further Performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Owner or Owner's agents shall have the right(but shall not be obligated) to enter the demised premises in any emergency at any time, and at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the

                                                                   Exhibit 10.19

same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises. Owner or Owner's agents may enter whenever such entry may be necessary or permissible by master forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may enter, altcr, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area: 14. No Vaults, vault space or area, whether or not, enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant bc entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner s work, if any. In any event Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy: 16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a resonable time after the happening of any one or more of the following events (1) the commencement of a case in bankruptcy or under the laws of naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                    (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the compilation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of thc premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant or if this lease be rejected under 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within thirty days after the commencement of thc term of this lease, then, in anyone of such events, upon Owner serving a written days notice upon Tenant specifying the nature of said default and upon the expiration of said days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said day period, and if Tenant shall not have diligently commenced curing such default within such day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five(5)day period were the day herein definitely fixed for the end and expiration of this lease and the term there of and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

          (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required then anti in any of such events Owner may without notice re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.




Remedies of Owner and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or wise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owners as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages in computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified In this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder, In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at Law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption gained by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

Building Alterations and Management: 20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number of designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions anti improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner: 21. Neither Owner nor Owner's agents have made any representations or promises with respect to physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly, set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as so latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement

                                                                   Exhibit 10.19

hereafter made shall be ineffective to change, modify, discharge or effect abandonment of it in whole or in part, unless such executory agreement writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term: 22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: 23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages herein before mentioned.

Failure To Give Possession: 24. Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into the possession of the demises premises or to occupy premises other than the demised premises or to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in the preamble to this lease, The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of
Section 223-a of the New York Real Property Law.

No Waiver: 25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless In writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury: 26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises. Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform: 27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures, or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.




Bills and Notices: 28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant mailed or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services Provided by Owners: 29. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered;(d)cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building (e) If the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/ cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder.

Captions: 30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions: 31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring: 32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations: 33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing

                                                                   Exhibit 10.19

in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security: 34. Tenant has deposited with Owner the sum of $      *       as
security for the faithful performance and observance by Tenant of the provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, Including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions here of shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited here in as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumberance

Estoppel Certificate: 35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors and Assigns: 36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment(or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

* $250,000 (the "Security Deposit")

                               Witness for Owner:




In Witness Whereof, Owner and Tenant have respectively signed and scaled this lease as of the day and year first above written.


[ILLEGIBLE]
...........................................


------------------------------------------

CORPORATE OWNER
Witness for Tenant:


------------------------------------------




                       ACKNOWLEDGEMENTS


INDIVDUAL OWNER
STATE OF NEW YORK
County of

On this             day of          , 19   ,
Before me personally came
To be known and known to me to be the individual
Described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that executed the same

               ------------------------------------


STATE OF NEW YORK
County of

On this             day of          , 19  ,
before me personally came
to me known, who being by me duly sworn, did
depose and say that he resides in
that he is                 of
the corporation described in and which executed the foregoing instrument, as OWNER, that he knows the seal of said corporation; the seal of affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order

               ------------------------------------

VANDERGRAND PROPERTIES CO., L.P.
By:        Vanres Holding Corp. , general partner

           By:________________
           Name:
           Title:
           -and-

By:        Cond Third Corp., general partner
           By: /s/Lawrence Ruben
           ---------------------
           Name:  Lawrence Ruben
           Title: Preisident

     DEVISE ASSOCIATES, INC.

     By: /s/William D. Ward
     ----------------------
     Name: William D. Ward
     Title: President


ORPORATE TENANT
STATE OF NEW YORK
County of

   On this          day of           , 19  ,
before me personally came
to me known, who being by me duly sworn, did
depose and say that he resides in              ;
that he is the     of    the corporation described in
and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation;
the seal affixed to mid instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

            -----------------------------------------


INDIVDUAL TENANT
STATE OF NEW YORK,
County of
   On this          day of           , 19  ,
before me personally came
to be known and known to me to be the individual
described in and who, as TENANT, executed the
foregoing instrument and acknowledged to me
that     executed the same.

           ------------------------------------------

                                    GUARANTY

    FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and of all the covenants, conditions and agreements, therein provided to performed and observed by Tenant, Including the "Rules and Regulations" as herein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other or any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guarantee that Owner and the undersigned shall and do hereby waive trial by jury.


Guarantor's Residence
Business Address
Firm Name

STATE OF NEW YORK
COUNTY OF

Dated:                      19____

Guarantor:

Witness:


                             IMPORTANT - PLEASE READ
RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 33.

1. The sidewalks, entrances, driveways, passageways, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or recipient of merchandise, any hand trucks, except those used equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant expense, keep the sidewalk and the curb in front of said premises, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no rubbish, rags, acids or other substances shall be deposited therein, and this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises to be occupied or to be used in a manner offensive or objectable to Owner or other occupants of the building by reason of noise, odors, and or visible vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or the inside of the demised premise if the same is visible from the outside of the premises without the prior written consent of the Owner, except that the name of the Tenant may appear in the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted, or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill, into, or in any way deface any part of the demised premises or the building of which they for a part. No boring, cutting, or stringing of wires shall be permitted, except with the prior written consent of the Owner, and as Owner may direct. No Tenant shall lay linoleum, or any similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or any similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

8. Freight, Furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only of the freight and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11. Owner shall have to right to prohibit any advertising by any Tenant which in Owners opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from and discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes or any unusual or other objectable odors to permeate in or emanate from the demised premises.

13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by Owner with respect of such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m. in the case of services required on week days, and prior to 3:00 p.m. on the day prior in case of after hour services required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtains when the sun's rays fall directly on the windows of the demised premises.

14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter or fixtures into or out of the building without Owner's prior written consent. If such safe, heavy machinery, heavy equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

15. Refuse and Trash (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of all state, federal, municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse, and trash into such categories as provided by law. Each separately sorted category of waste products, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles, at Owners option, be removed from the demised premises in accordance with the collection schedule prescribed by law. Tenant shall remove or caused to be removed by a contractor or acceptable Owner, at Owner's sole discretion, such items as Owner may expressly designate.
(2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash(a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange to such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner by Tenant by reason of Tenant's sole cost and expense, shall indemnity, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from each noncompliance, utilizing counsel reasonably satisfactory to Owner.

              FOOTNOTES TO LEASE DATED AS OF April 28, 1998 BETWEEN
               VANDERGRAND PROPERTIES CO., L.P., AS LANDLORD, AND
                       DEVISE ASSOCIATES, INC., AS TENANT

 1. Except to the extent directly and exc1us+/-ive1y caused by Landlord's negligence or willful misconduct,

 2.  Particular

 3.  reasonable

 4. Notwithstanding the foregoing, Landlord shall, upon Tenant's request, use good faith efforts to obtain for Tenant's benefit a so-called subordination, non-disturbance and attornment agreement from each mortgagee of the Building, in such mortgagee's standard form. Tenant agrees to reimburse Landlord for the reasonable fees, expenses and other charges payable by Landlord to the mortgagee in connection with the issuance of such an agreement.

 5.  after reasonable notice

 5a. upon written notice

 6. Landlord represents that a true and complete copy of the certificate of occupancy for the Building is annexed hereto as Exhibit A.

 7.  thirty (30)

 8. and such default in payment is not cured within ten (10) days after Landlord gives notice thereof to Tenant

 9. (provided that Landlord does not arbitrarily refuse to relet) Landlord shall not be deemed to have arbitrarily refused to relet the demised premises or any part or parts thereof if: (1) Landlord first rents any other vacant space in the Building; (2) Landlord refuses to rent all or any part of the demised premises to any party which Landlord, in its discretion, exercised in good faith, considers an unsuitable tenant for the Building or a party with whose financial condition Landlord is dissatisfied; or (3) Landlord refuses to rent all or any part of the demised premises because a proposed leasing transaction is, in Landlord's discretion, exercised in good faith, financially or otherwise unsatisfactory to Landlord.

10.  (provided that Landlord will not arbitrarily refuse to relet as aforesaid)

11. Provided that such actions do not materially interfere with the operation of Tenant's business,

11a. Subject to Article 51(B) hereof, if

12.  or Tenant

13. in excess of ordinary office refuse (which cost will be at competitive rates)

14.  Continued on Rider annexed hereto and made a part hereof.

               RIDER TO LEASE DATED AS OF April 27 , 1998 BETWEEN
               VANDERGRAND PROPERTIES CO., L.P., AS LANDLORD, AND
                       DEVISE ASSOCIATES, INC., AS TENANT

         If and to the extent that any of the provisions of this rider conflict or are otherwise inconsistent with any of the printed provisions of this lease, whether or not such inconsistency is expressly noted in this rider, the provisions of this rider shall prevail.

37. Definitions

         The following terms contained in this Article 37 shall have the meanings hereinafter set forth as such terms are used throughout this lease, including the exhibits, schedules and riders hereto (if any)

         (A) "Base Tax Year" shall mean the tax fiscal year July 1, 1998 to June 30, 1999.

         (B) "Base Year Taxes" shall mean the Real Estate Taxes as finally determined for the Base Tax Year.

         (C) "Subsequent Tax Year" shall mean any tax fiscal year commencing on or after July 1, 1999.

         (D)   "Tenant's Proportionate Share" shall mean 5.41%.

         (B) "Base Operating Expenses" shall mean the Operating Expenses incurred for 1998.

         (F) "Operational Year" shall mean each calendar year during the Term commencing with 1999.

         (G) "Electric Factor" initially shall mean $21,759.75 per annum, subject to adjustment in accordance with the terms of Article 42.

         (H) "Net Rent" initially shall mean $213,780.00 per annum, subject to adjustment as provided in Article 41.

         (I)   "Base Electric Date" shall mean July 1, 1998.

         (J) "Broker" shall mean, collectively, Williamson, Picket, Gross, Inc. and Jack Resnick & Sons, Inc.

         (K) "Rent Commencement Date" shall mean the later to occur of March 1, 1999 or the date that is eight (8) months after the Commencement Date.

         (L) "Law" shall mean any law, rule, order, ordinance, regulation or requirement of any governmental authority having or asserting jurisdiction or any order, rule, requirement or regulation of any utility company, insurer of Landlord or the Board of Fire Underwriters (or successor organization), whether now or hereafter in effect, and all amendments thereto.

38. Rental Payments

         (A) All payments other than Fixed Rent to be made by Tenant pursuant to this lease shall be deemed additional rent and, in the event of any non-payment thereof, Landlord shall have all rights and remedies provided for herein or by law for non-payment of rent.

         (B) All payments of Fixed Rent and additional rent (collectively, "rent." or "rental") to be made by Tenant pursuant to this lease shall he made by checks drawn upon a New York City bank that is a member of the New York Clearing House Association or any successor thereto.

         (C) If Landlord receives from Tenant any payment less than the sum of the Fixed Rent and additional rent then due and owing pursuant to this lease, Tenant hereby waives its right, if any, to designate the items to which such payment shall be applied and agrees that Landlord in its sole discretion may apply such payment in whole or in part to any Fixed Rent, any additional rent or to any combination thereof then due and payable hereunder.

         (D) Unless Landlord shall otherwise expressly agree in writing, acceptance of Fixed Rent or additional rent from anyone other than Tenant shall not relieve Tenant of any of its obligations under this lease, including the obligation to pay Fixed Rent and additional rent, and Landlord shall have the right at any time, upon notice to Tenant, to require Tenant to pay the Fixed Rent and additional rent payable hereunder directly to Landlord. Furthermore, such acceptance of Fixed Rent or additional rent shall not be deemed to constitute Landlord's consent to an assignment of this lease or a subletting or other occupancy of the demised premises by anyone other than Tenant, nor a waiver of any of Landlord's rights or Tenant's obligations under this lease.

         (E) Landlord's failure to timely bill all or any portion of any amount payable pursuant to this lease for any period during the Term shall neither constitute a waiver of Landlord's right to ultimately collect such amount or to bill Tenant at any subsequent time retroactively for the entire amount so unbilled, which previously unbilled amount shall be payable within thirty (30) days after being so billed.

39. Tax Escalation

         (A) For purposes of this lease, "Real Estate Taxes" shall mean all the real estate taxes and assessments imposed by any governmental authority having jurisdiction over the Building and the land upon which it is located ("Land") (including specifically, but without limitation, so-called "BID" taxes) or any tax or assessment hereafter imposed in whole or in part in substitution for such real estate taxes and/or assessments. Landlord represents that there are presently no abatements or exemptions affecting the Building or Land.

         (B) If the Real Estate Taxes for any Subsequent Tax Year during the Term exceed the Base Year Taxes (as initially imposed, if not finally determined when a payment is due pursuant to this Section (B)), Tenant shall pay Landlord Tenant's Proportionate Share of such excess within fifteen (15) days after Landlord shall furnish to Tenant a statement (the "Tax Statement") setting forth the amount thereby due and payable by Tenant. If Real Estate Taxes are payable by Landlord to the applicable taxing authority in installments, then Landlord shall bill Tenant for Tenant's Proportionate Share of increased Real Estate Taxes in corresponding installments, such that Tenant's payment is due not more than fifteen (15) days prior to the date when Landlord is obligated to pay the Real Estate Taxes to the applicable taxing authority. If the actual amount of Real Estate Taxes is not known to Landlord as of the date of Landlord's Tax Statement, then Landlord may nevertheless bill Tenant for such installment on the basis of a good faith estimate, in which event Tenant shall pay the amount so estimated within fifteen (15) days after receipt of such bill, subject to prompt refund by Landlord, or payment by Tenant, upon a supplemental billing by Landlord once the amount actually owed by Tenant is determined. Landlord shall provide Tenant with a copy of the current tax bill used in the preparation of the Tax Statement when it delivers such Tax Statement to Tenant.

         (C) If the Base Year Taxes ultimately are reduced to less than the Real Estate Taxes initially imposed upon the Land and the Building for the Base Tax Year, Tenant shall pay Landlord, promptly upon demand, any additiona1 amount thereby payable pursuant to Section (B) for all applicable Subsequent Tax Years.

         (D) If Landlord receives any refund of Real Estate Taxes for any Subsequent Tax Year for which Tenant has made a payment pursuant hereto, Landlord shall (after deducting from such refund all reasonable expenses incurred in connection therewith, to the extent that the same were not theretofore included in Real Estate Taxes or were not otherwise reimbursed by Tenant) pay Tenant, if not in default hereunder beyond any applicable notice and/or cure periods, Tenant's Proportionate Share of the net refund. Tenant shall pay Landlord Tenant's Proportionate Share of the costs and expenses of any nature (including, without limitation, consulting, appraisal, legal and accounting fees) incurred by Landlord in connection with any tax protest or other proceeding or arrangement leading or intending to lead to a reduction in Real Estate Taxes, whether before or after the initial assessment thereof.

         (E) If any Subsequent Tax Year is only partially within the Term, all payments pursuant hereto shall be appropriately prorated, based on the portion of the Subsequent Tax Year which is within the Term. Except as limited by Articles 9 and 10: (1) Tenant's obligation to make the payments required by Sections (B), (C) and (D) shall survive the Expiration Date or any sooner termination of this lease; and (2) Landlord's obligation to make the payments required by Section (D) shall survive the Expiration Date or any sooner termination of this lease pursuant to Articles 9 and 10.

         (F) Each Tax Statement given by Landlord pursuant to Section (B) shall be binding upon Tenant unless, within sixty (60) days after its receipt of such Tax Statement, Tenant notifies Landlord of its disagreement therewith, specifying the portion thereof with which Tenant disagrees. Pending resolution of such dispute, Tenant shall, without prejudice to its rights, pay all amounts determined by Landlord to be due, subject to prompt refund by Landlord (without interest) upon any contrary determination.

40. Operating Expense Escalation

         (A) For all purposes of this lease:

                  (1) "Operating Expenses" shall mean all costs and expenses incurred by Landlord, on an accrual basis, for the operation, cleaning and maintenance of the Building and its plazas, garage, sidewalks and curbs (collectively, "Landlord' s Property") including all costs and expenses incurred as a result of Landlord's compliance with any of its obligations hereunder, and shall include the following items (without limitation)

                           (a) salaries, wages, medical, surgical and general
welfare benefits (including group life and medical insurance) and pension payments, payroll taxes, worker's compensation, union benefits paid by employer, unemployment insurance, social security and other similar taxes of or with respect to employees of Landlord and/or independent contractors engaged in operation and maintenance;

                           (b) payments made to independent contractors for
maintenance, cleaning and/or operation;

                           (c) the cost of uniforms, including dry cleaning
thereof, for employees;

                           (d) the cost of all gas, steam, heat, ventilation,
air conditioning and water (including sewer rental) , together with any taxes thereon;

                           (e) the cost of all rent, casualty, war risk (if
obtainable) , liability, excess liability, property damage, indemnification, plate glass, multi-risk and other insurance covering Landlord and/or all or any portion of Landlord's Property;

                           (f) the cost of all supplies (including cleaning
supplies) , tools, materials and equipment;

                           (g) the cost of all charges to Landlord for
electricity consumed for the public areas of the Building and Building systems and equipment, together with any taxes thereon;

                           (h) repairs or replacements made by Landlord, at its
expense;

                           (i) straight line amortization (including interest at
the rate of two (2%) percent per annum in excess of the "prime rate" or "base rate" of Citibank, N.A. (the "Prime Rate") at the time such expenditure is made) over a ten (10) year period of any expenditure for a capital improvement which is intended to result in a reduction of Operating Expenses;

                           (j) management fees not in excess of customary rates;

                           (k) vault, sales, use and frontage taxes;

                           (1) dues and fees for trade and industry associations
and costs of their related activities, all relating to Landlord' s Property;

                           (m) Building and home-office administrative costs and
expenses for bookkeeping and telephone;

                           (n) reasonable attorney's fees and fees paid to other
professionals for services rendered in connection with the maintenance and/or operation of Landlord's Property;

                           (o) costs and expenses incurred by Landlord in
connection with compliance with Law; provided, however, that to the extent that any such cost or expense is capital in nature, it shall be amortized as set forth in clause (i) above; and provided further that Operating Expenses shall not include capital costs incurred in connection with compliance with any such Law (i) that is in effect on the date of execution of this lease; (ii) with which it is Landlord's obligation to comply; and (iii) which, under present judicial or administrative interpretation, is not being complied with on the date of this lease; and

                           (p) all other costs and expenses incurred by Landlord
for operation and maintenance of Landlord's Property which are customary for similar buildings in New York City.

                  (2) Notwithstanding anything in this lease to the contrary, there shall be no duplication among items included in Operating Expenses, and the following items shall be excluded from Operating Expenses:

                           (a) interest on and amortization of debts;

                           (b) the cost of tenant improvements made for new or
existing tenant(s) of the Building;

                           (c) brokerage commissions;

                           (d) Real Estate Taxes;

                           (e) the cost of any repairs made by Landlord to
remedy damage to the extent caused by or resulting from the negligence or wilful misconduct of Landlord, its agents, servants or employees;

                           (f) legal or brokerage or finder's fees or other
fees, leasing commissions, advertising expenses and other costs incurred in leasing or attempting to lease any portion of the Building or in connection with placing or refinancing any mortgages on the Building or Land;

                           (g) any funds or money given to any tenants in cash,
by offset or otherwise, or the cost of any work done for any tenants, all in connection with the leasing of space in the Building;

                           (h) the cost of any items to the extent Landlord is
reimbursed by insurance, or otherwise compensated, including direct reimbursement by any tenant for specific services performed for such tenant (other than under operating expense, porters' wage and/or utility cost or like escalation provisions of its lease)

                           (i) that portion of any cost paid to a corporation or
other entity affiliated with Landlord (i.e., controlling, controlled by or under common control with Landlord) that is in excess of the amount that would be paid in the absence of such relationship;

                           (j) financing and refinancing costs in respect of any
indebtedness of Landlord, whether secured or unsecured, including legal and accounting fees and expenses, prepayment penalties and interest and amortization payments in connection therewith;

                           (k) rent and additional rent under any ground or
underlying lease (except to the extent that any additional rent would otherwise qualify as an Operating Expense hereunder)

                           (1) franchise, gross receipts, unincorporated
business, inheritance, foreign ownership or control or income taxes imposed upon Landlord or any taxes similar to the foregoing excluded items (other than sales taxes on items or services otherwise includible in Operating Expenses)

                           (m) costs incurred in connection with the transfer or
disposition of direct or indirect ownership interests in the Building or Landlord;

                           (n) the costs of repairs or restoration necessitated
by condemnation to the extent of any condemnation award applicable thereto;

                           (o) fines, judgments or awards against Landlord based
on Landlord's negligence, wilful misconduct or criminal act (except to the extent all or any portion of such fines, judgments or awards represent the cost of maintenance, repairs or other items otherwise includible in Operating Expenses);

                           (p) general overhead of Landlord's or the managing
agent's office, except to the extent included in clause (1) (m)

                           (q) depreciation and amortization (except to the
extent provided in clauses (1) (i) and (1) (o) )

                           (r) costs resulting from Landlord's default under any
lease, except to the extent such costs represent the costs of maintenance, repairs or other items otherwise includible in Operating Expenses;

                           (s) compensation of clerks, attendants or other
persons in concessions serving the public and operated by Landlord or the managing agent (such as shoeshine, newsstand, etc.);

                           (t) costs for purchasing work of fine art, as opposed
to decorative art work of no special value;

                           (u) items to the extent actually reimbursed to
Landlord pursuant to any warranties or guarantees;

                           (v) the cost of repairs or other work occasioned by
fire, windstorm or other casualty to the extent covered by insurance;

                           (w) Landlord's cost of electricity provided to leased
or leasable areas of the Building;

                           (x) wages, salaries and other compensation paid to
employees of the Building above the grade of Building manager;

                           (y) costs arising from Landlord's charitable or
political contributions;

                           (z) reserves, including, without limitation,
replacement reserves for bad debts or any similar charge;

                           (aa) cost of any parties or ceremonies for tenants or
third parties whether conducted in the Building or in any other location;

                           (ab) costs incurred by Landlord in connection with
rooftop communications equipment, whether belonging to Landlord or to any other person;

                           (ac) so-called "takeover" expenses, including, but
not limited to, the expenses incurred by Landlord with respect to space located at another building of any kind or nature in connection with the leasing of space in the Building;

                           (ad) the entertainment expenses and travel expenses
of Landlord, its employees, agents, partners and affiliates;

                           (ae) legal fees, accounting fees and other expenses
incurred in connection with disputes with tenants or occupants of the Building (except to the extent such dispute involves any interference by such tenant with the quiet enjoyment of another occupant of the Building) , or the defense of Landlord's title to, or interest in, the Building; and

                           (af) except to the extent provided in clauses (1)(i)
and (1)(o), any cost or expense considered capital in nature under generally accepted accounting principles applicable to real estate, consistently applied.

         (B) In determining the amount of the Base Operating Expenses or the Operating Expenses for any Operational Year, if less than ninety-five percent (95%) of the office portion of the Building shall have been occupied by tenants at any time during any such year, the Base Operating Expenses or the Operating Expenses for any such Operational Year shall be adjusted to an amount equal to the like expenses which would normally be expected to have been incurred had the occupancy of the office portion of the Building been ninety-five percent (95%) throughout the applicable year.

         (C) If Landlord is not furnishing any particular work or service (the cost of which if performed by Landlord would constitute an Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, the Operating Expenses for each Operational Year during which such situation exists shall be increased by an amount equal to the additional Operating Expense which reasonably would have been incurred during such period by Landlord if it had at its own expense furnished such service or services to such tenant.

         (D) In any Operational Year in which Operating Expenses exceed Base Operating Expenses, Tenant shall pay to Landlord Tenant's Proportionate Share of such excess. Notwithstanding anything to the contrary contained herein, Tenant's payment obligation for calendar year 1999 shall be reduced by one-half.

         (E) During or after the first Operational Year, Landlord shall forward Tenant an itemized statement prepared by Landlord's accountants ("Operating Statement") of the Base Operating Expenses. Thereafter, during each succeeding Operational Year during the Term, Landlord shall forward to Tenant an Operating Statement of the Operating Expenses for the prior Operational Year and a computation of the amount payable by Tenant pursuant to this Article for such Operational Year.

         (F) With each installment of Fixed Rent payable during the first Operational Year, Tenant shall pay Landlord the monthly sum of $200.00 on account c- the amount due pursuant to this Article for such Operational Year.

         (G) With each installment of Fixed Rent payable during the Term during and after the second Operational Year, Tenant shall pay to Landlord, on account of the amount payable pursuant to this Article for the then current Operational
Year:

                  (1) until Landlord forwards the applicable Operating Statement for the preceding Operational Year, the amount of the monthly payment due during December of such preceding Operational Year; and

                  (2) after Landlord forwards the applicable Operating Statement for the preceding Operational Year, one-twelfth (1/12th) of the amount that would be payable pursuant to this Article for the then current Operational Year if Operating Expenses for the then current Operational Year were 110% of those for the preceding Operational Year. In addition, with the first Fixed Rent payment due after Landlord forwards the Operating Statement for the preceding Operational Year as aforesaid, Tenant shall pay to Landlord, on account of Tenant's obligation under this Article for the then current Operational Year, the amount by which (a) one-twelfth (1/12th) of Tenant's Proportionate Share of the amount by which 110% of the Operating Expenses for the preceding Operational Year (as shown on the Operating Statement for such preceding Operational Year) exceed Base Operating Expenses, multiplied by the number of months that have elapsed in the then current Operational Year prior to the due date of such payment, exceeds (b) the amount theretofore paid on account of Operating Expenses for the then current Operational Year.

         (H) Once Landlord forwards the applicable Operating Statement for the preceding Operational Year, Landlord and/or Tenant, as the case may be, promptly shall make appropriate payment to the other (without interest) of any amount overpaid by Tenant or owing to Landlord for such Operational Year based on the amount due pursuant to such Operating Statement and amounts theretofore paid by Tenant for such preceding Operational Year.

         (I) The parties' obligation to make any payment pursuant to this Article shall survive the Expiration Date or any sooner termination of this lease and shall be appropriately prorated for any Operational Year which is only partially within the Term.

         (J) Each Operating Statement given by Landlord pursuant to Section (E) shall be binding upon Tenant unless, within sixty (60) days after its receipt of such Operating Statement, Tenant notifies Landlord of its disagreement therewith, specifying the portion thereof with which Tenant disagrees. Tenant shall have the right, upon reasonable notice, to audit Landlord's records regarding Operating Expenses, but not more frequently than once a year and only during the period in which Tenant is entitled to send a notice of disagreement, plus sixty (60) days. Tenant covenants that (i) it will hold the results of any investigation into Landlord's records in the strictest confidence (provided, however, that Tenant may discuss the results of the audit with its attorneys, accountants and other consultants and use the information obtained in the audit to the extent required in any legal or arbitration proceedings related thereto or as may be required by Law); (ii) it will cause any consultants retained by it to make a similar covenant for the benefit of Landlord. Landlord will reasonably cooperate with Tenant's auditors in the conduct of the audit; and (iii) no consultant or other person engaged by Tenant in connection with such audit shall be compensated on a contingency basis (i.e., based upon the results of such audit) . Pending resolution of such dispute, Tenant shall, without prejudice to its rights, pay all amounts determined by Landlord to be due, subject to prompt refund by Landlord (without interest) upon any contrary determination.

41. Abatement and Adjustments of Fixed Rent

         (A) Provided this lease remains in full force and effect and Tenant is not in default hereunder beyond any applicable notice and grace period, the Fixed Rent shall abate, to the extent of the Net Rent only, from the Commencement Date through the date that is one day prior to the Rent Commencement Date.

         (B) Effective on the third (3rd) anniversary of the Commencement Date, the Fixed Rent and the Net Rent in effect on the preceding day each shall be increased by $30,540.00 per annum, subject to adjustment thereafter as herein provided.

         (C) Effective on the seventh (7th) anniversary of the Commencement Date, the Fixed Rent and the Net Rent in effect on the preceding day each shall be further increased by $22,905.00 per annum, subject (in the case of Fixed
Rent) to adjustment thereafter as herein provided.

42. Electricity

         (A) As an incident to this lease and as part of the Fixed Rent payable hereunder, Landlord shall furnish to Tenant, through transmission facilities installed by it in the Building, alternating electric current of up to six (6) watts per rentable square foot, connected load (exclusive of the electricity used by the base Building HVAC), to be used by Tenant in, or in connection with, the lighting fixtures and electrical receptacles presently installed in the demised premises. Landlord shall not be liable in any way to Tenant for any failure or defect in supply or character of electric current furnished to the demised premises except to the extent resulting from the negligence or wilful misconduct of Landlord or its agents, contractors or employees. Landlord shall furnish and install all lighting tubes, ballasts, lamps and bulbs used in the demised premises and Tenant shall pay, promptly upon demand, Landlord's reasonable charges therefor. Tenant shall use said electric current for lighting and, insofar as Landlord's facilities are not burdened thereby and applicable Laws permit, for operation of such equipment as is normally used in connection with the operation of a business office.

         (B) Tenant's use of electric current in the demised premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the demised premises. Tenant shall not make or perform, or permit the making or performing of, any alterations to wiring installations or other electrical facilities in or serving the demised premises or any additions to the business machines, office equipment or other appliances in the demised premises which utilize electrical energy without the prior written consent of Landlord in each instance, which consent will not be unreasonably withheld or delayed. Should Landlord grant any such consent, all additional risers or other equipment required therefor shall be installed by Landlord and the cost thereof shall be paid by Tenant promptly upon demand. As a condition to granting any such consent, Landlord may require that Tenant agree to an increase in the Electric Factor (and the Fixed Rent) payable hereunder pursuant to Section (C)

         (C) Landlord may, at any time, retain a reputable independent electrical engineer or consultant, selected by Landlord and paid equally by both parties (unless Tenant elects to dispute under Section (G), in which event Landlord's Electrical Consultant shall be paid by Landlord), to make a survey of the electrical wiring and power load to determine what the value would be to Tenant if it were purchasing electricity directly from the entity providing electricity to the Building ("Electric Company") at Landlord's rate schedule. If the Electric Factor (and the Fixed Rent) then payable hereunder does not fairly reflect such value as determined by the consultant or engineer, the Electric Factor (and the Fixed Rent) shall be increased by a sufficient amount such that the same shall fairly reflect such value. The findings of the consultant or engineer in all such instances shall be conclusive upon the parties (subject to Section (G)). When the amount of such value is so determined, the parties shall execute and exchange an agreement supplementary hereto to reflect any appropriate increase in the amount of the Electric Factor (and the Fixed Rent) payable hereunder, effective from the earlier of (1) the date of such survey or (2) the date determined by such consultant or engineer to be the date when such increased usage commenced (and Tenant shall cooperate with such consultant or engineer and shall promptly provide copies of records, purchase orders and the like as such consultant or engineer shall request to aid in such determination) in his sole and absolute discretion, but such increase shall be effective from such date even if such supplementary agreement is not executed.

         (D) If any tax is imposed upon Landlord in connection with the furnishing of electric current to Tenant by any federal, state or local government, subdivision or authority, Tenant shall pay Landlord an amount equal to such tax, where permitted by Law.

         (E) If, subsequent to the Base Electric Date, the Electric Company rate schedule or any portion of the charge for the supply of electric current to the Building is increased or decreased or such rate schedule is superseded by another rate schedule, the Electric Factor (and the Fixed Rent) shall be increased or decreased by the percentage of increase or decrease in Landlord's cost for purchasing electricity for the Building. However, in no event shall the Electric Factor be reduced to less than the amount set forth in Article 37(G), as such amount may be increased-from time to time as a result of the addition of space to the premises initially demised by this lease. If Landlord and Tenant cannot agree thereon, the amount of such adjustment shall be determined by a reputable independent electrical engineer or consultant, to be selected by Landlord and paid equally by both parties (unless Tenant elects to dispute under Section (G), in which event Landlord's Electrical Consultant shall be paid by Landlord) .The findings of the consultant or engineer, in all such instances, shall be conclusive upon the parties (subject to Section (G)) Whenever the amount of any such adjustment is so determined, the parties shall execute and exchange an agreement supplementary hereto to reflect such adjustment in the amount of the Electric Factor (and the Fixed Rent) payable hereunder, effective from the effective date of such increase, decrease or change in such rate schedule or charge, but such adjustment shall be effective from such date whether or not a supplementary agreement is executed.

         (F) Landlord reserves the right to discontinue furnishing electric current to Tenant in the demised premises at any time upon not less than thirty
(30) days' written notice to Tenant. If Landlord exercises such right of termination, this lease shall continue in full force and effect and shall not be affected thereby, except that, from and after the effective date of such termination, Landlord shall not be obligated to furnish electric current to Tenant and the Fixed Rent payable hereunder shall be reduced to and become the Net Rent then in effect. If Landlord so discontinues furnishing electric current to Tenant, Tenant shall arrange to obtain electric current directly from the Electric Company. Such electric current may be furnished to Tenant by means of the then existing Building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purposes. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric current directly from the Electric Company shall be installed and maintained by-Landlord, at Tenant's expense. Provided that Tenant proceeds promptly and diligently after receipt of Landlord's notice to arrange to obtain electric current directly from the Electric Company, Landlord may not discontinue electric service until Tenant is able to obtain service directly from the Electric Company (unless Landlord is compelled to do so by Law or the Electric Company).

         (G) Anything in this Article to the contrary notwithstanding, if Tenant disputes any determination made by Landlord's electrical consultant or engineer ("Landlord's Electrical Consultant") pursuant to Section (C) or (E), Tenant may challenge such determination (but not any prior determination of Landlord's Electrical Consultant) , within ninety (90) days after receipt thereof (time being of the essence) , by submitting a different estimate made by Tenant's reputable independent electrical engineer or qualified consultant ("Tenant' s Electrical Consultant") , which shall be paid by Tenant. If Landlord's Electrical Consultant and Tenant's Electrical Consultant agree on a determination, such agreement shall be conclusive upon the parties. If Landlord's Electrical Consultant and Tenant's Electrical Consultant cannot agree, they shall select a third reputable independent electrical engineer or qualified consultant, to be paid equally by both parties, to make a binding determination with respect to such dispute. If Landlord's Electrical Consultant and Tenant's Electrical Consultant cannot select a third electrical engineer or consultant, the same shall be selected by the Presiding Judge of the Appellate Division of the Supreme Court of the State of New York, First Department. No delay in the resolution of any such dispute shall affect the effective date of any such determination.

43. Restrictions on Use

         (A) Anything in Article 2 to the contrary notwithstanding, Tenant shall not use or permit all or any part of the demised premises to be used for the:
(1) storage for purpose of sale of any alcoholic beverage in the demised premises; (2) storage for retail sale of any product or material in the demised premises; (3) conduct of a manufacturing, printing, clerical support or electronic data processing business, except that Tenant may operate business office reproducing equipment, electronic data processing equipment and other business machines and may provide clerical support for Tenant's own requirements; (4) rendition of any health, rehabilitation, treatment or related services, conduct of a school or conduct of any business which results in the presence of the general public in the demised premises; (5) conduct of the business of an employment agency or executive search firm; (6) conduct of any public auction, gathering, meeting or exhibition; (7) conduct of a stock brokerage office or business; (8) use as a radio or television station; or (9) occupancy of a foreign, United States, state, municipal or other governmental or quasi-governmental body, agency or department or any authority or other entity which is affiliated therewith or controlled thereby.

         (B) Tenant shall not use or permit all or any part of the demised premises to be used in any manner that is inconsistent with a first class office building or so as to make operation of the Building materially more difficult or expensive.

         (C) Tenant shall not obtain or accept for use in the demised premises towel, barbering, boot blacking, floor polishing, lighting maintenance, cleaning or other similar services from any party not theretofore approved by Landlord (which party's charges shall be competitive). Such services shall be furnished only at such hours, in such places within the demised premises and pursuant to such regulations as Landlord prescribes.

         (D) Subject to Tenant's compliance with the applicable provisions of this lease, Landlord will permit Tenant to install an ice-maker, coffee maker, water dispenser, dishwasher and microwave oven in the premises.

         Supplementing Article 11:

         (A) Tenant shall neither: (i) publicly advertise the availability of all or any part of the premises for assignment, sublease or occupancy at a rental rate less than the rental rate at which Landlord is then offering to lease comparable space in the Building; or (ii) assign this lease to or sublet to or permit the occupancy of all or any part of the demised premises by any other party which is then a tenant, subtenant, licensee or occupant of any space in the Building or which has negotiated with Landlord for space in the Building within the twelve (12) month period preceding the date of Landlord's receipt of Tenant's Notice pursuant to Section (B) (nor shall Tenant accept an assignment of a lease or sublet space from any tenant, subtenant, licensee or occupant of any space in the Building)

         (B) If Tenant wishes to assign this lease (a transfer of more than a fifty percent (50%) beneficial interest in Tenant, whether such transfer occurs at one time, or in a series of related transactions, and whether of stock, partnership interest or otherwise, by any party in interest being deemed an assignment of this lease), sublet all or any part of the demised premises or permit the demised premises to be occupied by any other party, Tenant shall first notify Landlord ("Tenant's Notice"), specifying the name of the proposed assignee, subtenant or occupant, the name of and character of its business, its proposed use of the premises, the terms of the proposed assignment, sublease or occupancy (including, without limitation, the commencement and expiration dates thereof) and current information as to the financial responsibility and standing of the proposed assignee, sublessee or occupant and shall provide Landlord with such other information as it reasonably requests. If only a portion of the demised premises (not constituting an entire floor of the Building) is to be so sublet or occupied, Tenant's Notice shall be accompanied by a reasonably accurate floor plan, indicating such portion. The portion of the demised premises to which such proposed assignment, sublease or occupancy is to be applicable is hereinafter referred to as the "Space."

         (C) Landlord may, within forty-five (45) days after its receipt of Tenant's Notice, by notice to Tenant ("Landlord's Notice"), require that (i) Tenant sublease the Space to Landlord or its nominee, on the terms set forth in Section (D) , or (ii) this lease be terminated as to the Space for the period specified in Tenant's Notice, on the terms set forth in Section (E) . If Tenant's proposed assignment or sublease is for more than fifty percent (50%) of the demised premises or the then balance of the Term is three (3) years or less, Landlord also may, by Landlord's Notice, terminate this lease as of the proposed commencement date for such assignment, sublease or occupancy. If Landlord fails to exercise such option, it shall not unreasonably withhold or delay its consent to the proposed assignment, sublease or occupancy (provided that the proposed use of the premises by the proposed assignee, subtenant or occupant complies with the terms of this lease, including, without limitation, Articles 2 and 43 hereof) but such consent shall be deemed of no effect if such assignment, sublease or occupancy is not consummated upon the terms set forth in Tenant's Notice and within one hundred twenty (120) days after such consent is given.

         (D) If Landlord requires that Tenant execute a sublease ("Sublease") pursuant to clause (C)(i), the Sublease shall be upon the same terms as this lease, except for such terms thereof as are inapplicable and except that: (i) the term of the Sublease shall he the term specified in Tenant's Notice commencing, at Landlord's option, on (a) the commencement date set forth in Tenant's Notice, or (b) a date designated by Landlord which shall not be more than thirty (30) days after the date of Landlord's Notice; (ii) the Net Rent for the Sublease shall be the lesser of (a) the pro rata Net

Rent for the Space Tenant is then paying Landlord hereunder, or (b) the Net Rent set forth in Tenant's Notice; (iii) the Electric Factor for the Sublease shall be the lesser of (a) the pro rata portion of the Electric Factor Tenant is then paying Landlord hereunder which is allocable to the Space, or (b) the Electric Factor set forth in Tenant's Notice; (iv) Tenant's Proportionate Share for the Sublease shall be determined based on the relative sizes of the Space and the initial demised premises; (v) the subtenant under the Sublease shall have the unrestricted right to assign the Sublease or any interest therein, to further sublet all or any part of the Space and/or to make any alterations, decorations, additions or improvements in and to the Space (all or any part of which may be removed, at Landlord's option, at any time, provided Landlord repairs all damage caused by such removal) ; (vi) Tenant, as sublandlord under the Sublease, shall, at its expense: (a) erect all partitions required to separate the Space from the remainder of the demised premises and (b) to the extent necessitated by the Sublease, install all doors required for independent access from the Space to the elevators, lavatories and staircases on the floor and install all equipment and facilities (including, without limitation, men's and women's toilets) required to comply with all applicable Laws and to enable Landlord to maintain and service the Space and permit the Space to be used as an independent unit;
(vii) the Sublease shall provide that the termination of all or any portion of this lease by merger is not thereby intended; and (viii) at the expiration of the Sublease, the Space shall, subject to clause (v) , be returned to Tenant as then existing.

         (E) If Landlord requires that this lease be terminated as to the Space pursuant to clause (C) (ii), then (i) Tenant at its expense shall (a) erect all partitions required to separate the Space from the remainder of the demised premises and (b) to the extent required by Landlord, install all doors required for independent access from the Space to the elevators, lavatories and stairwells on the floor and install all equipment and facilities (including, without limitation, men's and women's toilets) required to comply with all applicable Laws and to enable Landlord to maintain and service the Space and permit the Space to be used as an' independent unit, and (ii) Landlord and Tenant shall execute and deliver a supplementary agreement modifying this lease by eliminating the Space from the demised premises for the term specified in Tenant's Notice commencing, at Landlord's option, on (a) the commencement date set forth in Tenant's Notice, or (b) a date designated by Landlord which shall not be more than thirty (30) days after the date of Landlord's Notice, and, for such period, reducing the Fixed Rent and additional rent payable hereunder on a pro rata basis.

         (F) Anything herein to the contrary notwithstanding, Tenant may not assign this lease or sublet all or any part of the demised premises prior to the expiration of the first year of the Term.

         (G) No assignment of this lease shall be effective unless and until Tenant delivers to Landlord duplicate originals of the instrument of assignment (wherein the assignee assumes the performance of Tenant's obligations under this lease) and any accompanying documents.

         (H) In the event of any such assignment, Landlord and the assignee may modify this lease in any manner, without notice to Tenant or Tenant's prior consent, without thereby terminating Tenant's liability for the performance of its obligations under this lease, except that any such modification which, in any way, increases any of such obligations shall not, to the extent of such increase only, be binding upon Tenant.

         (I) No sublease of all or any part of the demised premises (except a Sublease) shall be effective unless and until Tenant delivers to Landlord duplicate originals of the instrument of sublease (containing the provision required by Section (J)) and any accompanying documents. Any such sublease shall be subject and subordinate to this lease.

         (J) Any such sublease shall contain substantially the following provisions:

                  (1) "In the event of a default under any underlying lease of all or any portion of the premises demised hereby which results in the termination of such lease, the subtenant hereunder shall, at the option of the lessor under any such lease ("Under-lying Lessor"), attorn to and recognize the Underlying Lessor as landlord hereunder and shall, promptly upon the Underlying Lessor's request, execute and deliver all instruments necessary or appropriate to confirm such attornment and recognition. Not-withstanding such attornment and recognition, the Underlying Lessor shall not (a) be liable for any previous act or omission of the landlord under this sublease, (b) be subject to any offset, not expressly provided for in this sublease, which shall have accrued to the subtenant hereunder against said landlord, or (c) be bound by any modification of this sublease or by any prepayment of more than one month's rent, unless such modification or prepayment shall have been previously approved in writing by the Underlying Lessor. The subtenant hereunder hereby waives all rights under any present or future law to elect, by reason of the termination of such underlying lease, to terminate this sublease or surrender possession of the premises demised hereby.

                  (2) This sublease may not be assigned or the premises demised hereunder further sublet, in whole or in part, without the prior written consent of the Underlying Lessor."

         (K) No assignment or sublease, whether or not consented to by Landlord and whether or not any such consent is required, shall release Tenant from its liability for the performance of Tenant's obligations hereunder during the balance of the Term. Landlord's consent to any assignment or sublease shall not constitute its consent to any (i) further assignment of this lease or of any permitted sublease or (ii) further sublease of all or any portion of the premises demised hereunder or under any permitted sublease. If a sublease to which Landlord has consented is assigned or all or any portion of the premises demised thereunder is sublet without the consent of Landlord in each instance obtained, Tenant shall immediately terminate such sublease, or arrange for the termination thereof, and proceed expeditiously to have the occupant thereunder dispossessed.

         (L) Tenant shall pay to Landlord, promptly upon demand therefor, all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Landlord in connection with any assignment of this lease or sublease of all or any part of the demised premises.

         (M) If Landlord gives its consent to any assignment of this lease or to any sublease or if Tenant otherwise enters into any assignment or sublease permitted hereunder, Tenant shall, in consideration therefor, pay to Landlord, as and when received by Tenant:

                  (1) in the case of an assignment, fifty (50%) percent of the amount, if any, by which (a) all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property less the then fair market value thereof) exceeds (b) the amount of any rental concessions and work allowance granted by Tenant or costs incurred by Tenant in preparing the demised premises for the assignee's occupancy, plus all reasonable and customary out-of-pocket expenses reasonably incurred by Tenant directly relating to such assignment, such as the New York State and City Transfer Taxes (but not income taxes), brokerage commissions, engineering, advertising and promotion expenses and legal fees; and

                  (2) in the case of a sublease, fifty (50%) percent of the amount, if any, by which (a) any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of a sale thereof, the then fair market value thereof) exceeds (b) the sum of (x) the Fixed Rent and additional rent accruing during the term of the sublease in respect of the Space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms of this lease and (y) the amount of any rental concessions and work allowance granted by Tenant or costs incurred by Tenant in physically separating the Space from the rest of the demised premises or otherwise in preparing the Space for the subtenant's occupancy, plus all reasonable and customary out-of-pocket expenses reasonably incurred by Tenant directly relating to such subletting, such as the New York State and City Transfer Taxes (but not income taxes) brokerage commissions, engineering, advertising and promotion expenses and legal fees (all amortized over the initial Term)

         (N) Anything in Article 11 or this Article 44 notwithstanding, but subject to all applicable provisions of this lease (including, without limitation, Articles 2 and 43 and Sections (A)(i), (B), (G), (H), (I), (J), (K) and (L) of this Article 44, but not including Sections (A)(ii), (C), (D), (E),
(F) or (M) of this Article 44), Landlord's consent shall not be required to (w) any sublease or assignment from Tenant to any party controlling, controlled by or under common control with Tenant ("control" and its variants meaning ownership of more than 50% of the equity interests in the party in question),
(x) Tenant's assignment of this lease to any purchaser of all or substantially all of Tenant's assets, (y) an acquisition of more than a fifty (50%) percent interest in Tenant's stock or partnership interests, or (z) an assignment of this lease to any corporation that is a successor to Tenant either by merger or consolidation; provided, in the case of any of the events described in clauses
(x) , (y) and (z) , that (a) such purchaser, acquiring party or successor to Tenant has a combined net worth and/or equity, computed in accordance with generally accepted accounting principles, consistently applied, at least equal to the greater of the combined net worth and/or equity, similarly computed, of Tenant on the date of execution of this lease or immediately prior to the consummation of the transaction in question, and (b) proof reasonably satisfactory to Landlord of the satisfaction of such financial conditions shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction.

45. Air Conditioning, Etc.

         (A) Landlord shall, at its expense, through the Building's heat, ventilating and air conditioning system ("System"), provide air conditioning for the demised premises, during the air conditioning season (May 15 - September 30) from 8:00 a.m. to 6:00 p.m. on Monday through Friday (not including public holidays and holidays observed by the Building's union employees (such days of operation being called "System Business Days" and such hours of operation being called "System Business Hours"). System Business Hours for freight elevator service are 8:00 a.m. to 5:00 p.m. on System Business Days.

         (B) Whenever the System is in operation, Tenant shall close the venetian blinds and/or drapes in the demised premises. Tenant shall comply with all reasonable regulations of Landlord regarding operation of the System.

         (C) Tenant understands that the Fixed Rent does not reflect or include any charge to Tenant for the furnishing of any necessary heat, ventilating or air conditioning to the demised premises during other than System Business Hours. Accordingly, unless Landlord reasonably deems it impracticable or damaging to the System to do so, Landlord, upon Tenant's request, shall furnish heat or air conditioning during other than System Business Hours (overtime ventilating is not available), and Tenant shall pay Landlord additional rent for such services at the standard rates then fixed by Landlord for the Building or, if no such rates are then fixed, at reasonable and customary rates. The overtime rate at the time this lease is executed is $275 per hour for heat and air conditioning and $75 per hour for freight elevator service with, in each case, a four (4) hour minimum at times that are not contiguous to System Business Hours. Landlord shall not be required to furnish any such service during other than System Business Hours unless Landlord has received advance notice from Tenant requesting such service prior to 3:00 P.M., in the case of services on System Business Days, and prior to 3:00 P.M. on the day prior, in the case of service required on other days.

46. Brokerage

         Tenant represents that it dealt only with the Broker as broker in connection with this lease. Landlord shall pay the Broker's commissions therefor pursuant to separate agreements. Landlord and Tenant hereby each indemnify the other against any claim for a brokerage commission or like compensation (other than those of the Broker) that is based on alleged actions of the indemnifying party or its agents or representatives. The liability of the parties under this Article shall survive any expiration or termination of this lease.

47. Building Directory

         (A) Landlord shall, upon Tenant's request, list on the Building's directory ("Directory"), the names of Tenant, any other party occupying any part of the demised premises pursuant hereto and their officers or employees, provided the number of Directory lines so provided by Landlord does not exceed Tenant's Proportionate Share of the Directory's capacity.

         (B) The listing of any party's name other than Tenant's shall neither grant such party any right or interest in this lease and/or the demised premises nor constitute Landlord's consent to any assignment or sublease to or occupancy by such party. Such listing may be terminated by Landlord at any time, without prior notice. The initial listing(s) on the Directory shall be provided by Landlord without charge to Tenant. Thereafter, Tenant shall pay Landlord's standard fee for any work performed in connection with any additions, deletions or changes to the Directory.

48. Exculpatory Clause

         (A) Anything herein to the contrary notwithstanding, the liability of Landlord and the partners of, or any other party which holds any interest in, Landlord for negligence, failure to perform lease obligations or otherwise under or in connection with this lease shall be limited to each of their respective interests in the Land and Building. Tenant shall neither seek to enforce nor enforce any judgment or other remedy against any other asset of Landlord, any partner of Landlord or any party that holds any interest in Landlord.

         (B) In any claim made by Tenant against Landlord alleging that Landlord has acted unreasonably where Landlord had an obligation to act reasonably, Tenant shall have no right to recover damages from Landlord and Tenant's sole and exclusive recourse against Landlord shall be an action seeking specific performance of Landlord's obligation to act reasonably or, in the alternative, Tenant may send a notice to Landlord specifying the matter with respect to which it alleges that Landlord acted unreasonably and electing to have the dispute resolved by an expedited hearing procedure conducted in accordance with the rules of the American

Arbitration Association as then in effect in New York City, and subject also to the following:

                  (1) The hearing officer shall have no authority to make any determination other than to require Landlord to act in a reasonable manner as to the matter in dispute.

                  (2) The determination by the hearing officer shall be conclusive upon the parties and shall be made within seven (7) days after the hearing is completed.

                  (3) If Landlord is determined not to have acted unreasonably, Tenant shall pay the fees of the hearing officer. If Landlord is determined to have acted unreasonably, Landlord shall pay such fees.

         (C) Notwithstanding Section (B), Tenant is not waiving any claim that Landlord acted in bad faith.

49. Submission to Jurisdiction. Etc.

         (A) This lease shall be deemed to have been made in New York County, New York, and shall be construed in accordance with the laws of the State of New York. All actions or proceedings relating, directly or indirectly, to this lease shall be litigated only in courts located within the County of New York. Tenant, any guarantor of the performance of its obligations hereunder and their respective successors and assigns hereby subject themselves to the jurisdiction of any state or federal court located within such county.

         (B) Whenever any default by Tenant causes Landlord to incur attorneys' fees and/or any other costs or expenses, Tenant agrees that it shall pay and/or reimburse Landlord for such reasonable fees, costs or expenses within ten (10) days after being billed there for.

         (C) If any monies owing by Tenant under this lease are paid more than fifteen (15) days after the date such monies are payable pursuant to the provisions of this lease, Tenant shall pay Landlord interest thereon, at two (2%) percent per annum above the prime or base rate of Citibank, N.A. in effect from time to time, for the period from the date such monies were payable to the date such monies are paid.

         (D) The submission of this lease to Tenant shall not constitute an offer by Landlord to execute and exchange a lease with Tenant and is made subject to Landlord's acceptance, execution and delivery thereof.

         (E) Landlord and Tenant each respectively represent that (i) the person executing this lease on its behalf is duly authorized to execute, acknowledge and deliver this lease; (ii) the execution and delivery of this lease is within its corporate or partnership power, as the case may be, and does not conflict with, violate, breach or cause a default under any agreement to which it is a party; and (iii) it has obtained all consents, approvals and authorizations necessary for the execution and delivery of this lease (except for the Consent referred to in Article 66).

50. Requests by Mortgagee or Others

         (A) If any present or prospective mortgagee of the Land, Building or any leasehold interest therein requires, as a condition precedent to issuing or extending its loan, the modification of this lease in such manner as does not materially lessen Tenant's rights or increase its obligations hereunder, Tenant shall not delay or withhold its consent to such modification and shall execute and deliver such confirming documents therefor as such mortgagee requires.

         (B) If Landlord, in conjunction with any proposed sa1e or mortgaging of all or any portion of the Land and Building or any leasehold interest therein, requests the delivery of financial statements or other information relating to the financial condition of Tenant, Tenant shall deliver such financial statements (certified, if avai1ab1e) or such other information (but only to the extent not confidentia1) within ten (10) days after Landlord's written request therefor.

51. Delivery of Demised Premises

         (A) Supplementing Article 21, the demised premises shall be leased to Tenant with all existing improvements therein demolished in a Building standard manner and otherwise in their "as is" condition on the date of delivery and Landlord shall not be required to perform any work (other than such demolition) to prepare the demised premises for Tenant's occupancy. The taking of possession of the demised premises by Tenant shall be conclusive evidence as against Tenant that, at the time such possession was so taken, the demised premises and the Building were in good and satisfactory condition. Landlord shall deliver to Tenant, no later than the date on which it delivers possession of the demised premises, a Form ACP-5 with respect to the demised premises. The date of delivery of the demised premises and the Form ACP-5 to Tenant as above provided is herein called the "Commencement Date." Landlord anticipates that the Commencement Date will occur between July 15 and August 15, 1998.

         (B) If (1) Landlord fails to deliver the demised premises as above provided by August 15, 1998, or (ii) Landlord fails to deliver the Form ACP-5 by August 15, 1998 and Tenant is thereby delayed in commencing its improvements in the premises, then Landlord shall pay to Tenant, as Tenant's sole remedy, the amount of $466.00 for each day of delay after August 15, 1998 in the delivery of the premises or day of delay in the commencement of Tenant's improvements caused by the late delivery of the Form ACP5, as the case may be. Moreover, if Landlord fails to deliver the premises and the Form ACP-5 as above provided by November 15, 1998, Tenant shall have the option (as Tenant's sole remedy except to the extent set forth in the preceding sentence) to cancel this lease by delivering notice to that effect to Landlord no later than November 30, 1998, as to which time is of the essence, in which event Landlord shall return any amounts theretofore paid by Tenant and neither party shall have any further rights or obligations pursuant hereto.

52. Insurance

         (A) During the Term, Tenant shall pay for and keep in force general liability policies in standard form providing coverage on an occurrence basis including bodily injury and property damage liability, personal injury liability, contractual liability (covering all indemnification and hold harmless terms of this lease as respects bodily injury, property damage or personal injury) and fire legal liability, all subject to common terms and conditions. Such insurance shall cover the operations of Tenant and contain no deductible or self-insurance except as reasonably approved by Landlord. Such insurance is to be secured with New York licensed insurers authorized to issue such policies, and reasonably approved by Landlord. The minimum limits of liability shall be a combined single limit for bodily injury and property damage of not less than $3,000,000 per occurrence and annual aggregate per location. If at any time during the Term it appears that public liability or property damage limits in the City of New York for buildings similarly situated, due regard being given to the use and occupancy thereof, are higher than the foregoing limits, then Tenant shall increase the foregoing limits accordingly. Landlord (and each member thereof in the event Landlord is a partnership, joint venture or other entity) and Landlord's managing agent (Landlord's current managing agent is Jack Resnick & Sons, Inc.) shall be named as additional insured in the aforesaid insurance policies. Tenant shall also secure and keep in force "all risk" property insurance covering all of its personal property, equipment, trade fixtures, goods, merchandise, furniture, furnishings and other items removable by Tenant located in the premises for the full replacement value thereof from time to time. All such policies shall guarantee that Landlord shall be afforded not less than thirty
(30) days' prior notice of cancellation, non-renewal or material change of or to said insurance. Tenant shall deliver Acord 27 certificates of insurance evidencing such policies, including the additional insureds as required above and reasonably satisfactory evidence of payment of premiums, if requested by Landlord. Tenant shall supply renewal certificates no less than ten (10) days prior to expiration. All premiums and charges for the aforesaid insurance shall be paid by Tenant. If Tenant shall fail to maintain any such required insurance, or to pay the premiums therefor when due, Landlord may obtain such insurance or make such payment and the cost thereof to Landlord shall be repaid to Landlord by Tenant on demand as additional rent. Tenant shall not violate or permit to be violated any condition of any of said policies and Tenant shall perform and satisfy the requirements of the companies writing such policies.

         (B) Landlord and Tenant shall each endeavor to secure an appropriate clause in, or an endorsement upon, each fire or extended coverage or rent or business interruption insurance policy obtained by it and covering the Building, the demised premises or the personal property, fixtures and equipment located therein or thereon, pursuant to which the respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with a third party co waive any claim it might have against such third party. The waiver of subrogation or permission for waiver of any claim hereinhefore referred to shall extend to the agents of each party and its employees and, in the case of Tenant, shall also extend to all other persons and entities occupying or using the demised premises in accordance with the terms of this lease and, in the case of Landlord, shall also extend to all general and limited partners of Landlord. If and to the extent that such waiver or permission can be obtained only upon payment of an additional charge, then, except as provided in the following Sections (C) and (D), the party benefitinq from the waiver or permission shall pay such charge upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver or permission (including, without limitation, the provisions of Sections (C) and (D) hereinbelow).

         (C) If Landlord is unable at any time to obtain one of the provisions referred to in Section (B) in any of its insurance policies, at Tenant's option, Landlord shall cause Tenant to be named in such policy or policies as one of the insureds (but with no right to receive any insurance proceeds), but if any additional premium shall be imposed for the inclusion of Tenant as such an insured, Tenant shall pay such additional premium upon demand or Landlord shall be excused from its obligations under this Section (C) with respect to the insurance policy or policies for which such additional premiums would be imposed. If Tenant is named as one of the insureds in any of Landlord's policies in accordance with the foregoing, Tenant hereby irrevocably appoints Landlord as its agent to receive any proceeds of any such policy or any other payment growing out of or connected with such policy and Tenant hereby irrevocably waives any right to receive any such proceeds or payments.

         (D) If Tenant is unable at any time to obtain one of the provisions referred to in Section (B) in any of its insurance policies, Tenant shall cause Landlord to be named in such policy or policies as one of the insureds (but with no right to receive any insurance proceeds), but if any additional premium shall be imposed for the inclusion of Landlord as such an insured, Landlord shall pay such additional premium upon demand or Tenant shall be excused from its obligations under this Section (D) with respect to the insurance policy or policies for which such additional premiums would be imposed. If Landlord is named as one of the insureds in any of Tenant's policies in accordance with the foregoing, Landlord hereby irrevocably appoints Tenant as its agent to receive any proceeds of any such policy or any other payment growing out of or connected with such policy and Landlord hereby irrevocably waives any right to receive any such proceeds or payments.

         (B) Each party agrees to look first to any insurance in its favor (including rent loss or business interruption insurance, as the case may be) before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty. Subject to Sections (B) (C) and (D) of this Article, but only insofar as may be permitted by the terms of the insurance policies carried by it, each party hereby releases the other with respect to any claim (including a claim for negligence) that it might otherwise have against the other party for loss, damage or destruction with respect to its property by fire or other casualty (or for rent loss or business interruption) occurring during the. Term, to the extent covered by the insurance that it maintains (or, if greater, that it was required to maintain by the terms of this lease).

53. Bankruptcy

         Without limiting any of the provisions of Articles 16, 17 or 18 hereof, if, pursuant to the Bankruptcy Code of 1978, as the same may be amended, Tenant is permitted to assign this lease in disregard of the obligations contained in Articles 11 and 44 hereof, Tenant agrees that adequate assurance of future performance by the assignee permitted under such Code shall mean the deposit of cash security with Landlord in an amount equal to the sum of one year's Fixed Rent then reserved hereunder plus an amount equal to all additional rent payable under this lease for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord, without interest, for the balance of the Term as security for the full and faithful performance of all of the obligations under this lease on the part of Tenant yet to be performed. If Tenant receives or is to receive any valuable consideration for such an assignment of this lease, such consideration, after deducting therefrom (A) the brokerage commissions, if any, and other expenses reasonably incurred by Tenant for such assignment and (B) any portion of such consideration reasonably designated by the assignee as paid for the purchase of Tenant's property in the demised premises, shall be and become the sole and exclusive property of Landlord and shall be paid over to Landlord directly by such assignee. In addition, adequate assurance shall mean that any such assignee of this lease shall have a net worth, exclusive of good will, equal to at least fifteen (15) times the aggregate of the Fixed Rent reserved hereunder plus all additional rent for the preceding calendar year as aforesaid.

54. Local Law 5/Required Alterations

         Supplementing Article 6:

         (A) All work performed or installations made by Tenant (or by Landlord at Tenant's request and expense) in and to the demised premises shall be done in a fashion such that the demised premises and the Building shall be in compliance with the requirements of Local Law 5 of 1973 of The City of New York, as heretofore and hereafter amended ("Local Law 5"). The foregoing shall include, without limitation, (i) compliance with the compartmentalization requirements of Local Law 5, (ii) relocation of existing fire detection devices, alarm signals and/or communication devices necessitated by the alteration of the demised premises, and (iii) installation of such additional fire control or detection devices as may be required by applicable governmental or quasi-governmental rules, regulations or requirements (including, without limitation, any requirements of the New York Board of Fire Underwriters) as a result of Tenant's particular manner of use of or Alterations to the demised premises. In addition, Tenant shall cause the demised premises to be connected to the Building "Class E" system and arrange to have the demised premises and Tenant added to the "Class E" computer. Landlord represents that it has received no notice that the demised premises are in violation of Local Law 5 as of the date of this lease.

         (B) Except to the extent caused by Landlord's gross negligence or wilful misconduct, Landlord shall not be responsible for any damage to Tenant's fire control or detection devices nor shall Landlord have any responsibility for the maintenance or replacement thereof. Tenant shall indemnify Landlord from and against all loss, damage, cost, liability or expense (including, without limitation, reasonable attorneys' fees and disbursements) suffered or incurred by Landlord by reason of the installation and/or operation of any such devices.

         (C) All work and installations required to be undertaken by Tenant pursuant to this Article shall be performed at Tenant's sole cost and expense and in accordance with plans and specifications and by contractors previously approved by Landlord, which approval will not be unreasonably withheld or delayed.

         (D) The fact that Landlord shall have heretofore consented to any installations or alterations made by Tenant in the demised premises shall not relieve Tenant of its obligations pursuant to this Article with respect to such installations or alterations.

         (E) If any utility company or governmental or quasi-governmental authority requires any work, installation or improvement to be made to the Building in connection with any Alteration performed by Tenant, the installation or operation of equipment or machinery in the demised premises or for any other reason relating to Tenant's particular use or occupancy of the demised premises, Tenant shall reimburse Landlord for the cost of such work, installation or improvement on demand.

55. Tenant's Alterations

         (A) Tenant shall not make or perform, or permit the making or performance of, any alterations, installations, improvements, additions or other physical changes in or about the demised premises (collectively, "Alterations"), other than purely cosmetic changes such as painting, wall covering or carpeting, without Landlord's prior consent. Landlord agrees not unreasonably to withhold its consent to any Alterations which are nonstructural and which do not affect the Building's systems and facilities, provided that such Alterations are performed only by contractors or mechanics first approved by Landlord, do not affect any part of the Building other than the demised premises (including, without limitation, the exterior thereof) do not adversely affect any service required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building and do not reduce the value or utility of the Building. All Alterations shall be done at Tenant's expense and at such times and in such manner as Landlord may front time to time reasonably designate pursuant to the conditions for Alterations prescribed by Landlord for the Building ("Alteration Regulations") Prior to making any Alterations, Tenant (i) shall submit to Landlord detailed plans and specifications (including layout, architectural, mechanical and structural drawings) for each proposed Alteration and shall not commence any such Alteration without first obtaining Landlord's approval of such plans and specifications, (ii) shall, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies, and (iii) shall furnish to Landlord duplicate original policies of worker's compensation insurance (covering all persons to be employed by Tenant and Tenant's contractors and subcontractors in connection with such Alteration) and comprehensive public liability (including property damage coverage) insurance in such form, with such companies for such periods and in such amounts as Landlord may reasonably require, naming Landlord and its agents as additional insureds. Upon completion of such Alteration, Tenant, at Tenant's expense, shall obtain certificates of final approval of such Alteration required by any governmental or quasi-governmental bodies and shall furnish Landlord with copies thereof and shall, within thirty
(30) days of such completion, deliver a set of final "as built" drawings to Landlord reflecting the Alteration. All Alterations shall be made and performed in accordance with the Alteration Regulations. All materials and equipment to be incorporated in the demised premises as a result of all Alterations shall be new and first quality. No such materials or equipment shall be subject to any lien, encumbrance, chattel mortgage, title retention or security agreement. Tenant shall not, at any time prior to or during the Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in the demised premises, whether in connection with any Alteration or otherwise, if, in Landlord's sole but good faith discretion, such employment will interfere or cause any conflict with other contractors, mechanics, or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others. In the event of any such interference or conflict, Tenant, upon demand of Landlord, shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately.

         (B) Tenant covenants that it will substantially complete and pay for its initial Alterations in a diligent manner after the Commencement Date and that at no time will it permit any lien for labor or materials supplied to or on behalf of Tenant or those claiming through Tenant to attach to the premises or the Building.

         (C) No approval of any plans or specifications by Landlord or consent by Landlord allowing Tenant to make any Alterations or any inspection of Alterations made by or for Landlord shall in any way be deemed to be an agreement by Landlord that the contemplated Alterations comply with any legal requirements or insurance requirements or the certificate of occupancy for the Building nor shall it be deemed to be a waiver by Landlord of the compliance by Tenant of any provision of this lease.

         (D) Tenant shall promptly reimburse Landlord for all reasonable fees, costs and expenses payable to third parties including, hut not limited to, those of attorneys, architects and engineers, incurred by Landlord in connection with the review of Tenant's plans and specifications and inspecting the Alterations to determine whether the same are being or have been performed in accordance with the approved plans and specifications therefor and with all legal and insurance requirements. The provisions of this Section shall not apply to Tenant's initial Alterations to the extent they represent a standard office installation.

         (B) It shall be the responsibility of Tenant in performing any Alterations to relocate and/or add additional speakers and strobes, subject to the Landlord's prior written approval, and in such manner so as not to reduce or alter the audible levels of the existing fire line connections system. Caution shall be exercised by Tenant to protect the wire used for both the above speaker communications and strobes and the smoke detecting device. The wire used for all of the above is red and white and is clearly stamped FIRE ALARM SYSTEM.

         (F) Tenant shall also comply with the following terms and conditions:

                  (1) Landlord shall not be responsible for any disturbance or deficiency created in the air conditioning or other mechanical, electrical or structural facilities within the premises or the Building as a result of Alterations. If such disturbance or deficiency results, it shall be Tenant's responsibility to correct the resulting conditions and to restore the services to the reasonable satisfaction of Landlord, its architects and engineers.

                  (2) Tenant shall provide Landlord with three (3) complete sets of the plans referred to hereinabove.

                  (3) If Tenant employs any contractor to do any work in the premises, such contractor and any subcontractor shall agree to employ only such labor as will not result in jurisdictional disputes, strikes, walk outs or job actions or result in causing disharmony with other workers employed at the Building. Tenant shall inform Landlord, in writing, of the names of any contractor or subcontractor Tenant proposes to use in the premises at least ten
(10) days prior to the beginning of any work by such contractor or subcontractor. In the event of any such jurisdictional dispute, strike, etc., and provided the same is not resolved within forty-eight (48) hours, Tenant shall forthwith cease doing any further work until such time that such dispute, strike, etc. is settled.

                  (4) Tenant's contractors shall comply with the rules of the Building as they may, from time to time, exist as to the hours of availability of the Building elevators and the manner of handling materials, equipment and debris to avoid conflict and interference with Building operations.

                  (5) Demolition must be performed after 5:30 P.M. or on weekends. The delivery and handling of materials, equipment and debris must be arranged to avoid any inconvenience and. annoyance to other tenants. Cleaning must be controlled to prevent dirt and dust from infiltrating into adjacent tenant or mechanical areas.

                  (6) Tenant shall be responsible, at Tenant's expense, for causing the demised premises (including, without limitation, the existing core lavatories, corridors, lobbies and other public portions of the floors on which the demised premises are located) with all applicable requirements of the Americans with Disabilities Act and New York City Local Law #58 of 1987 (as each of the same may be amended).

56. Estoppel Certificate

         Tenant, at any time, and from time to time, upon at least ten (10) days' prior notice by Landlord, shall execute, acknowledge and deliver to Landlord, and/or to any other party, firm or corporation specified by Landlord ("Recipient") a statement (1) certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications)(2) stating the dates to which Fixed Rent and additional rent have been paid, (3) stating whether or not there exists any defaults by Landlord under this lease and, if so, specifying each such default, (4) confirming (if such is the case) that Tenant has accepted possession of and is currently occupying the demised premises for the conduct of business and that all improvements required to be made by Landlord (if any) have been completed to Tenant's satisfaction, (5) stating the commencement and expiration dates of this lease, (6) stating whether or not there are any existing defenses to or offsets against Landlord's enforcement of this lease and Tenant's obligation to pay Fixed Rent and additional rent hereunder, and (7) furnishing any other information that may be reasonably requested by the Recipient.

57. Holdover

         In the event Tenant shall hold over after the expiration of the Term, the parties hereby agree that Tenant's occupancy of the demised premises after the expiration of the Term shall be upon all of the terms set forth in this ]ease except that Tenant shall pay as a use and occupancy charge for the holdover period an amount equal to the hiqher of (A) an amount equal to two times the pro rata Fixed Rent and additional rent payable by Tenant during the last year of the Term; or (B) an amount equal to the then market rental value for the demised premises, as established by Landlord's good faith estimate of such market rental value.

58. Conditional Limitation

         In the event that twice in any twelve (12) month period (A) a default of the kind set forth in Section 17(1) shall have occurred or (B) Tenant shall have defaulted in the payment of Fixed Rent or additional rent, or any part of either, and Landlord shall have commenced a summary proceeding to dispossess Tenant in each such instance, then, notwithstanding that such defaults may have been cured at any time after the commencement of such summary proceeding, any further default by Tenant within such twelve (12) month period shall be deemed to be a violation of a substantial obligation of this lease by Tenant and Landlord may serve a written three (3) days' notice of cancellation of this lease upon Tenant and, upon the expiration of said three (3) days, this lease and the Term shall end and expire as fully and completely as if the expiration of such three (3) day period were the day here in definitely fixed for the end and expiration of this lease and the Term and Tenant shall then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as elsewhere provided in this Lease.

59. Limitation on Rent

         If on the Commencement Date, or at any time during the Term, the Fixed Rent or additional rent reserved in this lease is not fully collectible by reason of any federal, state, county or city law, proclamation, order or regulation, or any direction of any public officer or body pursuant to law and of general application (collectively, "Rent Law") Tenant agrees to take such lawful steps as Landlord may reasonably request to permit Landlord to collect the maximum rents which may be legally permissible from time to time during the continuance of such Rent Law (but no~ in excess of the amounts reserved there for under this lease) . Upon the termination of the effectiveness of such Rent Law, Tenant shall pay to Landlord, to the extent permitted by the Rent Law, an amount equal to (A) the Fixed Rent and additional rent that would have been paid pursuant to this lease but for such Rent Law, less (B) the Fixed Rent and additional rent paid by Tenant to Landlord during the period such Rent Law was in effect.

60. Acceptance of Keys

         If Landlord or Landlord's managing or rental agent accepts from Tenant one or more keys to the demised premises in order to assist Tenant in showing the demised premises for subletting or other disposition or for the performance of work there in for Tenant or for any other purpose, the acceptance of such key or keys shall not constitute an acceptance of a surrender of the demised premises nor a waiver of any of Landlord's rights or Tenant's obligations under this lease including, without limitation, the provisions relating to assignment and subletting and the condition of the demised premises.

61. Security Deposit

         (A) Supplementing Article 34, Tenant may, at the execution of this lease or at any time during the Term, deliver as the Security Deposit an irrevocable letter of credit (the "Letter of Credit") in the amount of the Security Deposit issued by a New York City commercial bank acceptable to Landlord in its sole discretion, or from Merrill Lynch, and in the form of the letter of credit annexed hereto as Exhibit B, to be held by Landlord as the Security Deposit in accordance with Article 34 and this Article 61. The Letter of Credit shall (I) be payable in New York City, (II) ~initially expire not less than one (1) year from the Commencement date or the date of issuance if delivered to Landlord thereafter, (III) provide for automatic renewals for periods of not less than one (1) year, and (iv) have a final expiration date not less than four (4) months after the Expiration Date. Tenant shall pay to Landlord, on demand (but one time only) and as additional rent hereunder, all fees and charges paid by Landlord to the bank issuing the Letter of Credit_in connection with the transfer of the same to any future owner of the Building. In the event of a default by Tenant in the performance of any of the terms, provisions and conditions of this lease, Landlord shall be permitted to draw down any portion or the entire amount of the Letter of Credit and apply the proceeds or an~' part thereof in accordance with Article 34 of this lease and retain the balance for the Security Deposit. Landlord shall also have the right to draw down any portion or the entire amount of the Letter of Credit in the event that Landlord receives notice that the date of expiry of the Letter of Credit will not be extended by the issuing bank and retain the proceeds for the Security Deposit. If Landlord shall have drawn against the Letter of Credit and applied all or any portion thereof, or if Landlord shall have applied any portion of any cash Security Deposit, then Tenant shall deposit with Landlord, upon demand, a sufficient amount of cash to bring the balance of the monies held by Landlord to the amount of the Security Deposit. Tenant's failure to comply with the preceding sentence will entitle Landlord to exercise all the same remedies as are available in the event of a default in the payment of Fixed Rent.

         (B) Tenant will be permitted to reduce the amount of the Security Deposit by $50,000.00 on the date that is three (3) years after the Rent Commencement Date and by an additional $50,000 on the date that is five (5) years after the Rent Commencement Date; provided that on each such date Tenant has received no notice of any default that remains uncured after the expiration of any applicable notice and/or cure period and provided further that if a notice of default is outstanding with respect to a default that ~ remains uncured, Tenant must cure such default within the applicable cure period prior to any applicable reduction becoming effective. If the Security Deposit is in cash, Landlord will pay to Tenant the amount of any applicable reduction promptly after Tenant's request therefore. If the security Deposit is a Letter of Credit, Landlord will accept a Letter of Credit in the proper reduced amount in exchange for the existing Letter of Credit, or will enter into an amendment of the Letter of Credit reducing the amount thereof to the proper reduced amount.

62. Definitions of "Landlord" and "Owner"

         The terms "Owner" and "Landlord, " whenever used in this lease (including, without limitation, in Article 31), shall have the same meaning.

63. Hazardous Materials

         (A) Tenant shall not cause nor permit "Hazardous Materials" (as defined below) to be used, transported, stored, released, handled, produced or installed in, or from, the demised premises, except that inflammable or combustible (but not explosive) items may be brought into and used within the demised premises as may be needed for the operation of normal office equipment, so long as done in compliance with all Laws. The term "Hazardous Material" shall, for the purposes hereof, mean any flammable, explosive or radio-active material, hazardous waste, hazardous or toxic substance or related material, asbestos or any material containing asbestos, or any other substance or material, as defined by any present or future Law, including without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resources Conservation and Recovery Act, as amended, Superfund Amendment and Reauthorization Act of 1986 and in the regulations adopted and publications promulgated pursuant to each of the foregoing. In the event of a breach of the provision~ of this Article, Landlord, in addition to all of its rights and remedies under this lease and pursuant to Law, may require Tenant to remove any such Hazardous Materials from the demised premises or the Building in the manner prescribed for such removal by all requirements of Law. The provisions of this
Article 63 shall survive the expiration or sooner termination of this lease.

         (B) Landlord warrants and represents that, to the best of its knowledge, no Hazardous Material will exist in the premises on the Commencement Date. If any Hazardous Materials (defined as such under applicable Law as then in effect and interpreted) or friable asbestos is discovered in the premises that is not the responsibility of Tenant as above provided and is required by then-applicable Law to be removed or encapsulated, then, as Tenant's sole remedy, Landlord will at Landlord's expense and with reasonable promptness remove or encapsulate such Hazardous Material or friable asbestos in accordance with Law, and will provide Tenant with appropriate evidence thereof.

64. Deletions

         Any striking out or deletion of any portion of this Lease was done as a matter of convenience for the purpose of execution and the language omitted is not to be given any effect whatsoever in construing this Lease.

65. Notices by Agent

         Notwithstanding anything contained in this lease to the contrary (including but not limited to notices referred to in Articles 17 and 28) , wherever reference is made to Owner or Tenant serving any notice upon the other under this Lease, any notice served by the notifying party's agent or attorney shall be deemed as if such notice was served by the notifying party.

66. Mortgagee's Consent

         This Agreement is subject to the prior written consent ("Consent") of the holder of the existing mortgage on the Land and Building. If Landlord has not received the Consent within thirty (30) days after the execution and exchange of this lease, then Landlord shall have the right to cancel this lease by notice to Tenant given within fifteen (15) days after the expiration of such thirty (30) day period, time being of the essence. If Landlord gives such notice, then this lease shall immediately be cancelled and of no further force and effect and neither party shall have any further rights or obligations pursuant hereto, except that Landlord shall promptly return to Tenant any amounts paid hereunder.

67. Option to Expand

         (A) For purposes of this Article,

                  (1) The entire rentable area of the thirteenth (13th) floor in the Building ("Floor 13") shall be deemed "Available" only if and when (I) Floor 13 becomes vacant, free of occupants and tenancies and rights of third parties, or (II) (a) the then existing tenant of Floor 13 has not exercised an option to renew or extend the term of its lease and the time by which such tenant must exercise such option has expired and (b) the then existing occupant thereof is not negotiating with Landlord for a lease or renewal thereof, or (III) Landlord reasonably expects that, within the succeeding six (6) months, the lease for Floor 13 will be terminated and Landlord will receive vacant possession thereof, free of any claims or rights of any third party.

                  (2) "Business Terms" shall mean the material economic business terms upon which Landlord is willing in its sole discretion to enter into a lease for Floor 13 including, without limitation, the rental rate to be paid, any escalation payment obligations and the applicable base years, any other additional rent, the duration of the term thereof (including any renewal options), any work to be performed or paid for by Landlord, the amount and duration of any rent Concessions, and the cost and extent of any so-called "take-over" obligations to be assumed by Landlord.

                  (3) "Net Effective Rental" shal1 mean the constant net effective rental payable for the portion of the balance of the Term covered thereby, taking into account all applicable Business Terms and calculated on the basis of an interest factor of the then-current Prime Rate.

         (B) Tenant's rights under this Article shall exist only if and so long as (I) Tenant is not in default under this lease after notice and expiration of any applicable grace period, (II) at the time Tenant exercises such rights, there are at least five (5) years remaining in the Term, and (III) Tenant exercises such rights in the manner and within the applicable time period set forth in Section (C) hereinbelow.

         (C) If Floor 13 becomes Available prior to the fifth (5th) anniversary of the Commencement Date, Landlord shall promptly deliver a notice (the "Offer Notice") to Tenant offering to lease Floor 13 to Tenant and stating the Business Terms of such offer. Tenant shall thereupon have the right, to be exercised by a notice ("Tenant's Acceptance Notice") given to Landlord no later than the fifteenth (15th) day after Landlord delivers such Landlord's Offer Notice (as to which time shall be of the essence), to lease all but not part of Floor 13 on terms hereinafter set forth. Tenant shall riot have the right to lease less than all of Floor 13. Together with Tenant's delivery of Tenant's Acceptance Notice, and as a condition to the effectiveness thereof, Tenant shall deliver to Landlord a letter of credit as required by Article 61, or an amendment to the existing Letter of Credit complying with Article 61, in each case in an amount reasonably determined by Landlord to be appropriate in relation to the costs to Landlord of the transaction (such as the brokerage commission, free rent and work contribution, if any), but in any event not in excess of $250,000.00, to be held as an additional Security Deposit (in which event, the reduction provisions contained in Article 61(E) hereof shall apply thereto, except that in the first sentence of Article 61(B) the words "Rent Commencement Date" shall, for the purpose of this parenthetical, be deemed replaced by "the date on which full Fixed Rent commences for Floor 13" and except that the amount of the reductions shall be proportionately reduced based on the ratio of the amount of the additional security to $250,000.00 (i.e., the original amount of the Security Deposit)).

         (D) If Tenant timely delivers Tenant's Acceptance Notice, then, as of the date on which Landlord delivers possession of Floor 2.3 to Tenant in the condition specified in the Business Terms (the "Floor 13 Commencement Date"), Floor 13 shall become part of the demised premises upon all the terms and conditions set forth in Landlord's Offer Notice and otherwise upon all the same applicable terms and conditions set forth in this lease with respect to the initial demised premises. The lease of Floor 13 shall be co-terminous with this lease. Tenant's Proportionate ~- Are with respect to the Offered Space shall be 5.41's. Landlord agrees to use diligent efforts to cause the Floor 13 Commencement Date to occur as promptly as reasonably practicable after Landlord receives vacant possession of Floor 13.

         (E) If Tenant fails timely to deliver Tenant's Acceptance Notice, Tenant shall be deemed to have waived its rights with respect to Floor J~3 (except to the extent, if any, that Floor 13 becomes Available after the initial leasing thereof after Tenant fails to deliver a Tenant's Acceptance Notice) and Landlord shall be free to lease Floor 13 to any third party on such terms and conditions as Landlord may determine; provided, however, that if Landlord wishes to enter into a lease for Floor 13 at less than 90~ of the Net Effective Rental contained in the initial or immediately prior Landlord's Offer Notice, then Landlord shall give Tenant a new Landlord's Offer Notice (unless Landlord is not required to do so pursuant to Section (B) hereof) and Tenant shall have the right, to be exercised by Tenant's Acceptance Notice given to Landlord no later than the tenth (10th) day after Landlord delivers such Landlord's Offer Notice (as to which time shall be of the essence), to lease all but not part of Floor 13 as aforesaid.

         (F) Promptly after Tenant's delivery of Tenant's Acceptance Notice, Landlord and Tenant shall execute and deliver an agreement incorporating Floor 13 into the demised premises and setting forth the terms of the leasing thereof; provided that the failure of the parties to enter into such an agreement shall not affect their respective rights and obligations hereunder.

         (G) Under no circumstances shall Landlord have any liability for the failure of any occupant of all or any portion of Floor 13 to vacate the same at the end of the term of such occupant's lease. Landlord agrees to take such actions (including summary proceedings) as are reasonable, in its sole judgment, to obtain vacant possession of Floor 13 at the end of such term, provided that Landlord's failure to deliver such possession to Tenant shall in no event affect the enforceability of this lease or impose any liability upon Landlord.

68. Tenant's Initial Installation and Landlord's Contribution

         (A) Tenant shall submit to Landlord complete and detailed architectural, mechanical and engineering plans and specifications showing the Alterations required to prepare the premises for Tenant's occupancy ("Tenant's Initial Installation"), which plans and specifications shall be prepared by Tenant at Tenant's own cost and expense. Tenant's submission shall include not fewer than three sets of sepias and four sets of black-and-white prints. The plans and specifications, as approved by Landlord, are hereinafter referred to as the "Final Plans." The approval of the Final Plans by Landlord shall not be deemed to create any liability on the part of Landlord with respect to the design or specifications set forth in the Final Plans. The work set forth in the Final Plans shall be performed in accordance with Article 55 hereof and all other applicable provisions of this lease. Following Landlord's approval of the Final Plans and prior to Tenant's commencement of Tenant's Initial Installation, Tenant shall provide Landlord with a copy of the final contract with the general contractor (or, if Tenant is performing Tenant's Initial Installation without a general contractor, then a copy of all contracts relating to Tenant's Initial Installation), which contract(s) shall be certified by Tenant and the general contractor (or contractors) as being true and complete. The cost of Tenant's Initial Installation as shown on such contract(s) shall be herein referred to as "Tenant's Cost."

         (B) Subject to the terms and conditions set forth below, Landlord shall reimburse Tenant (or, at Tenant's request, will reimburse Tenant's contractors directly) up to a maximum amount of $267,225.00 ("Landlord's Contribution") for costs incurred by Tenant in connection with Tenant's Initial Installation (including filing and permit fees, architectural, engineering, legal and other consulting fees, but not including interest and personal property not constituting a permanent leasehold improvement). Landlord shall disburse from time to time, but not more often than once in any thirty (30) day period, within ten (10) business days after receipt of Tenant's request there for, that portion of Landlord's Contribution equal to ninety percent (90%) of the amount set forth in Tenant's requisition, multiplied by a fraction of which the numerator is Landlord's Contribution and of which the denominator is one hundred fifteen (115%) percent of the greater of Landlord's Contribution and Tenant's Cost; provided, however, that no advance shall be made if, and for so long as, Tenant is in default under this lease beyond any applicable notice and cure period. No advance shall be made until receipt of a request there for from Tenant and the submission by Tenant of the following:

                  (1) A certificate signed by Tenant and Tenant's architect dated not more than ten (10) days prior to such request setting forth (a) the sum then justly due to contractors, subcontractors, materialmen, engineers, architects and other persons who have rendered-services or furnished materials in connection with Tenant's Initial Installation, (b) a brief description of such services and materials and the amounts paid or to be paid from such requisition to each of such persons in respect thereof, (c) that the work described in the certificate has been completed substantially in accordance with the Final Plans, (d) that there has not been filed with respect to the demised premises or the Building or any part thereof or any improvements thereon, any vendor's, mechanic's, laborer's, materialmen's or other like liens arising out of Tenant's Initial Installation which has not been discharged of record, and (e) that Tenant has complied with all of the conditions set forth in Articles 3 and 55 of this lease, including the requirement that Tenant comply with all applicable Laws; and

                  (2) Partial lien waivers, paid receipts or such other proof of payment as Landlord shall reasonably require for all work done and material supplied prior to the work and materials covered by the current requisition (meaning that this condition need not be satisfied for the first requisition).

Upon the substantial completion of Tenant's Initial Installation, Landlord shall, upon receipt of all of the foregoing, disburse to Tenant (or at Tenant's direction) an amount equal to the amount by which ninety percent (9O%) of the portion of Landlord's Contribution for which Tenant has submitted payment requests exceeds the amount of Landlord's Contribution theretofore disbursed. Landlord shall disburse the remaining ten percent (10%) balance of the portion of Landlord's Contribution for which Tenant has submitted payment requests upon receipt of all of the foregoing plus (w) final "as built" plans of the demised premises showing Tenant's Initial Installation, (x) delivery of Building Department filing documents, permits and approvals and other evidence satisfactory to Landlord that the work is in compliance with Law, (y) delivery of evidence satisfactory to Landlord that all laborers, materialmen and mechanics have been paid, including a waiver of liens by the general contractor and all major subcontractors involved with the installation, and (z) the completion of an inspection by Landlord confirming that the work set forth in the Final Plans has been completed. Notwithstanding the foregoing, Tenant's right to collect Landlord's Contribution shall exist only with respect to work performed by Tenant during the first twelve (12) months of the Term, subject to extension by reason of delays beyond Tenant's control; to the extent not utilized within such period, Landlord's Contribution shall be deemed waived by Tenant and Landlord shall be under no further obligation to make any further payments to Tenant for Landlord's Contribution or otherwise with respect to Tenant's Initial Installation.

69. 24-Hour Access

         Subject to Landlord's Building-wide security regulations and events beyond Landlord's reasonable control, Tenant shall have access to the premises 24 hours a day, 365 days a year.

70. Casualty Damage

         (A) Anything in Article 9 to the contrary notwithstanding: (1) If an independent licensed architect or engineer estimates that Landlord's portion of any restoration necessitated by damage or destruction to the demised premises by fire or other casualty (collectively "Casualty") cannot be substantially completed within six (6) months after the occurrence of the Casualty, Landlord shall so notify Tenant and Tenant, at its option, may terminate this lease by notice sent to Landlord within thirty (30) days after receipt of Landlord's notice (time being of the essence); and (2) if Landlord's portion of any restoration necessitated by Casualty has not been substantially completed within six (6) months after the occurrence of the applicable Casualty, then Tenant, at its option, may terminate this lease by notice sent to Landlord within thirty
(30) days after the expiration of such six (6) month period, time being of the essence), but in any event prior to the substantial completion of Landlord's restoration obligation. On or before such effective date, Tenant shall vacate and surrender possession of the demised premises in the condition required by this lease (except to the extent affected by the casualty). Fixed Rent and other amounts payable under this lease shall be prorated as of such effective date and the parties shall have no further rights or obligations hereunder. If Tenant does not elect to terminate this lease under clause (1) above, Landlord shall expeditiously commence and diligently prosecute restoration of the premises as provided in Article 9.

         Notwithstanding the foregoing, the six (6) month period referred to in clause (2) above shall be extended by up to an additional three (3) months to the extent such restoration is delayed due to adjustment of insurance claims or circumstances of the nature set forth in Article 27 or otherwise beyond Landlord's reasonable control.

                                    EXHIBIT A

                              THE CITY OF NEW YORK
                                                       ALT 1OO7O3856

DEPARTMENT OF BUILDINGS
CERTIFICATE OF OCCUPANCY

     BOROUGH MANHATTAN                          DATE MAY 12 1994 NO. 105085

     This certificate supersedes C.O. NO    61 103    ZONING DISTRICT C6--6

     THIS CERTIFIES that the -xxxx-a1tered-xxxx- building--premises located at
        876 THIRD AVENUE--163 EAST 53RD STREET         Block 1308    Lot 33

     CONFORMS SUBSTANTIALLY TO THE APPROVED PLANS AND SPECIFICATIONS AND TO THE REQUIREMENTS OF ALL APPLICABLE LAWS, RULES, AND REGULATIONS FOR THE USES AND OCCUPANCIES SPECIFIED HEREIN.


                          PERMISSIBLE USE AND OCCUPANCY
-------------------------------------------------------------------------------------------------------------------------
                                 MAXIMUM     ZONING    BUILD4NO               BUILDING
                     LIVE LOAD    NO. OF    DWELLING     CODE                   CODE
                      LBS. PER   PERSONS   OR ROOMING  HABITABLE   ZONING     OCCUPANCY
STORY                  SO. FT   PERMITTED    UNITS       ROOMS    USE GROUP     GROUP         DESCRIPTION OF USE
-------------------------------------------------------------------------------------------------------------------------
CELLAR                OG         40                                                           STORAGE, EQUIPMENT
                                                                                              AND LOCKER ROOM
1ST FLOOR             100        130                                                          LOBBY AND STORES USE GROUP

2ND TO 11TH FLOORS    50 EA      70 EA                                                        OFFICES ON EACH FLOOR
12TH & 13TH FLOORS    50 EA      60 EA                                                        OFFICES ON EACH FLOOR

14TH TO 16TH FLOORS   50 EA      50 EA                                                        OFFICES ON EACH FLOOR

17TH & 18TH FLOORS    50         40                                                           OFFICES ON EACH FLOOR

TANK &
  COOLING TOWERS      75


NOTE:

     THIS APPLICATION IS FILED FOR AMENDED C OF O FOR CORRECTION OF MEETS AND BOUNDS.

     STANDARD PIPE SYSTEM APPROVED BY FIRE DEPARTMENT JANUARY 28, 1964 ZONING LOT CERTIFICATION FILED 29. DECEMBER 1993 REED 2041 PAGES 0825 TO 0832.

THIS CERTIFICATE OF OCCUPANCY MUST BE POSTED WITHIN THE BUILDING IN ACCORDANCE WITH THE RULES OF THE DEPARTMENT PROMULGATED MARCH 31ST, 1967.


OPEN SPACE USE
------------------------------------------------------------------------------
                       (SPECIFY-PARKING SPACES, LOADING BERTHS, OTHER USES, NONE


                        OFFICE COPY - DEPARTMENT OF BUILDINGS

BOROUGH SUPERINTENDENT                                             COMMISSIONER



     NO CHANGES OF USE OR OCCUPANCY SHALL BE MADE UNLESS A NEW AMENDED CERTIFICATE OF OCCUPANCY IS OBTAINED

THAT THE ZONING LOT ON WHICH THE PREMISES IS LOCATED IS BOUNDED AS FOLLOWS:

BEGINNING at a point on the, WEST side of THIRD AVENUE distance 0 WEST feet from the corner formed by the intersection of EAST 53RD STREET and THIRD AVENUE running thence WEST 95' 0" feet; thence NORTH 100' 0" feet

thence EAST 20' 0" feet; thence SOUTH 0' 5" feet

thence EAST 75" 0" feet; thence SOUTH 100' 0" feet

to the point or place of beginning.

100703856

  BUILDING OCCUPANCY GROUP CLASSIFICATION               HEIGHT            STORIES            FEET
                                                           6+18           203'  6"
              COMMERCIAL.


THE FOLLOWING FIRE DETECTION AND EXTINGUISHING SYSTEMS ARE REQUIRED AND WERE INSTALLED IN COMPLIANCE WITH APPLICABLE LAWS.

   STANDPIPE SYSTEM                                           YES
   AUTOMATIC SPRINKLER SYSTEM
   YARD HYDRANT SYSTEM
   STANDPIPE FIRE TELEPHONE AND SIGNALLING SYSTEM
   SMOKE DETECTOR
   FIRE ALARM AND SIGNAL SYSTEM                               YES


STORM DRAINAGE DISCHARGES INTO:

A)  STORM SEWER                        B) COMBINED SEWER      C) PRIVATE SEWAGE DISPOSAL SYSTEM

SANITARY DRAINAGE DISCHARGES INTO:
A)  SANITARY SEWER                     B) COMBINED SEWER      C) PRIVATE SEWAGE DISPOSAL SYSTEM

LIMITATIONS OR RESTRICTIONS:

      BOARD OF STANDARDS AND APPEALS CAL. NO.
      CITY PLANNNG COMMISSION CAL. NO.
      OTHERS: EXHIBIT III REEL 2041 PAGES 825--832

                                    EXHIBIT B



(Name and Address of Landlord)


Re: Irrevocable Clean Letter of Credit

Gentlemen:

By order of our client, ________________________________, we hereby open our clean irrevocable Letter of Credit No.________________________________, in your favor for an amount not to exceed in the aggregate $___________________________, US Dollars effective immediately.

Funds under this credit are available to you against your sight draft drawn on us mentioning thereon our Credit No.__________.

This Letter of Credit shall expire sixteen (16) months from the date hereof; provided, however, that it is a condition of this Letter of Credit that it shall be deemed automatically extended, from time to time, without amendment, for one year from the expiry date hereof and from each and every future expiry date, unless at least sixty (60) days prior to any expiry date we shall notify you by registered mail that we elect not to consider this Letter of Credit renewed for any such additional period.

This Letter of Credit is transferable and may be transferred one or more times. However, no transfer shall be effective unless advise of such transfer is received by us in the form attached signed by you.

We hereby agree with you that all drafts drawn or negotiated in compliance with the terms of this Letter of Credit will be duly an promptly honored upon presentment and delivery of your draft to our office at _________________ if negotiated on or prior to the expiry date as the same may from time to time be extended.

Except as otherwise specified herein, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revisions), International Chamber of Commerce Publications No. 500.


Very truly yours,
(Name of Bank)

By:____________________

                                   EXHIBIT B-1



                              Re: Credit               Issued by


Gentlemen:

     For value received, the undersigned beneficiary irrevocably transfers to:

                          (Name and Second Beneficiary)

                                    (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety.

     By this transfer, all rights of the undersigned beneficiary in such letter of Credit are transferred to the second beneficiary and the second beneficiary shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the second beneficiary without necessity of any consent of or notice of the undersigned beneficiary.

     The advice of such Letter of Credit is returned herewith, and we ask you to endorse the assignment on the reverse thereof and forward it directly to the second beneficiary with your customary notice of transfer.

     Enclosed is remittance of $100.00 in payment of your transfer commission and in addition thereto we agree to pay you on demand any expenses, which may be incurred by you in connection with this transfer.

                                                Yours very truly,


                                                SIGNATURE AUTHENTICATED

                                                Signature of Beneficiary

               (Bank)
        (Authorized Signature)

                                LIMITED GUARANTY


         This Guaranty made as of this 27TH day of April, 1998, by William Ward, residing at 85 Prospect St. White Plains, NY (the "Guarantor"), to and for the benefit of Vandergrand Properties Co, L.P., a New York limited partnership ("Landlord"), having an office c/o Jack Resnick & Sons, Inc., 110 East 59th Street, New York, New York 10022.

                              W I T N E S S E T H:

         WHEREAS, Landlord is the owner of the land and the building thereon (the "Building") known as 880 Third Avenue, in the Borough of Manhattan, City, County and State of New York; and

         WHEREAS, by a certain agreement of lease (the "Lease") to be dated of even date herewith between Landlord, as landlord, and Devise Associates, Inc. ("Tenant"), as tenant, Landlord intends to demise a portion (the "Premises") of the Building as more specifically described in the Lease (defined terms used herein shall have the same meanings ascribed to them in the Lease unless otherwise defined herein); and

         WHEREAS, Guarantor desires to give this Guaranty to Landlord in order to induce Landlord to enter into the Lease with Tenant.

         NOW, THEREFORE, for good and valuable consideration and as an inducement to Landlord to enter into the Lease with Tenant:

               1. (A) Guarantor hereby unconditionally and absolutely guarantees to Landlord the full and prompt payment when due of (1) all amounts payable by Tenant pursuant to the Lease including, without limitation, Fixed Rent and additional rent, as well as all amounts otherwise payable by Tenant for use and occupancy, accruing from the Commencement Date under the Lease until the date that Tenant delivers (x) vacant, unencumbered possession of the entire Premises to Landlord in the condition required under the Lease at the end of the Term together with (y) an agreement, signed by Tenant, in the form of Exhibit A annexed hereto, plus (ii) the costs incurred by Landlord in seeking a termination of the Lease and recovering vacant possession of the Premises after a default by Tenant under the Lease including, without limitation, reasonable attorneys' fees and disbursements. Successive recoveries may be had hereunder.

                  (B) In addition, Guarantor hereby guarantees that the Premises and the Building are and shall throughout the Term remain free of all liens for labor and materials supplied to or in connection with the Premises or to Tenant or anyone claiming through or under Tenant or at any such person's request (except for those liens pre-existing the commencement of the Lease or those for work contracted for by Landlord), and Guarantor will forthwith pay to Landlord all damages that may arise in consequence of the existence, enforcement or attempted enforcement of any such liens, including, without limitation, all reasonable attorney's fees and disbursements incurred by Landlord in connection therewith.

                  (C) In no event shall any amount payable by Guarantor pursuant to this Guaranty be reduced by the amount of the Security Deposit held or applied by Landlord under the Lease, the parties acknowledging that such Security Deposit is intended to reimburse Landlord for amounts payable under the Lease by Tenant that are not covered by this Guaranty.

         2. This Guaranty is an absolute and unconditional, guaranty of payment and of performance to the extent set forth in Paragraph 1. It shall be enforceable against Guarantor without the necessity of any suit or proceedings on Landlord's part of any kind or nature whatsoever against Tenant, its successors and assigns, or any other person or entity ("Other Guarantor") guaranteeing any of the same obligations guaranteed by Guarantor hereunder and without the necessity of notice of nonpayment, nonperformance or nonobservance or any notice of acceptance of this Guaranty and without need for demand for payment under this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives; and Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no respect be terminated, affected, diminished or impaired by reason of the assertion or the failure to assert by Landlord against Tenant, or against Tenant's successors and assigns, or against any Other Guarantor, of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease or allowed at law or in equity, or by relief of Tenant or any Other Guarantor from any of their respective obligations under the Lease, their guaranties or otherwise by (a) the release or discharge of Tenant or any Other Guarantor in any creditors' proceedings, receivership, bankruptcy or other proceedings, (b) the impairment, limitation or modification of the liability of Tenant or any Other Guarantor or the estate of Tenant or any Other Guarantor in bankruptcy, or of any remedy for the enforcement of Tenant's said liability under the Lease, or any Other Guarantor's liability under its guaranty, resulting from the operation of any present or future provisions of the bankruptcy laws or from the decision in any court, (c) the rejection or disaffirmance of the Lease in any such proceedings, or (d) any lack of validity or enforceability of this Guaranty, the Lease, any other guaranty or any other circumstance which might otherwise constitute a defense available to Guarantor or Tenant.

         3. This Guaranty shall be a continuing guaranty and the liability of Guarantor shall in no way be affected, modified or diminished by reason of any assignment, amendment, renewal, supplement, modification or extension of the Lease; any subletting of the Premises or any part thereof; any modification or waiver of or change in any of the terms, covenants, conditions or provisions of the Lease; any extension of time that may be granted by Landlord to Tenant, its successors or assigns, or any Other Guarantor; a changed or different use of the Premises, whether or not consented to by Landlord; or any dealings or transactions or matters or things occurring between Landlord and Tenant, its successors or assigns, or any Other Guarantor, whether or not notice thereof is given to Guarantor.

         4. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against Tenant for liquidation or reorganization, should Tenant become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Tenant's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance guaranteed hereunder, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of such obligations or such part thereof, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, Guarantor's obligations hereunder shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         5. Landlord's consent to any occupancy agreement covering, or subletting of, all or any portion of the Premises by any party or to any assignment or successive assignments by Tenant or Tenant's assigns of the Lease, made either with or without notice to Guarantor, shall in no manner whatsoever release Guarantor from any liability hereunder.

         6. All of Landlord's rights and remedies under the Lease or under this Guaranty are intended to be distinct, separate and cumulative, and no such right and remedy therein or herein mentioned, whether exercised by Landlord or not, is intended to be an exclusion of or a waiver of any of the others. The obligation of Guarantor hereunder shall not be released by Landlord's receipt, application or release of any security given for the performance and observance of covenants and conditions required to be performed or observed by Tenant under the Lease nor shall Guarantor be released by the maintenance of or execution upon any lien which Landlord may have or assert against Tenant and/or Tenant's assets.

         7. Guarantor hereby submits itself to the jurisdiction of the courts of New York in any action or proceeding against Guarantor arising out of this Guaranty. At any time that Guarantor is not resident in the state of New York, Guarantor designates Robert J. Frisoni, Esq., 200 Broadhollow Road, Suite 2.07, Melville, New York 11747, as its agent for service of process in any such action or proceeding. A copy of any such service shall be mailed to Guarantor as provided in Paragraph 11. Guarantor may change its agent for service of process by notice given to Landlord as provided in Paragraph 11 hereof. Any such substituted agent must be resident in New York City or Nassau or Suffolk County.

         8. Guarantor hereby covenants and agrees to and with Landlord, its successors and assigns, that Guarantor may be joined in any action against Tenant or against any one or more Other Guarantors in connection with the Lease and that recovery may be had against Guarantor in such action or in any independent action against Guarantor without Landlord, its successors or assigns, first pursuing or exhausting any remedy or claim against Tenant, its successors or assigns or against any one or more Other Guarantors. Guarantor also agrees that, in any jurisdiction, it will be conclusively bound by the judgment in any such action by Landlord against Tenant (wherever brought) as if Guarantor were a party to such action even though Guarantor is not joined as a party in such action.

         9. Guarantor hereby waives all right to trial by jury in any action or proceedings hereafter instituted by Landlord to which Guarantor may bea party.

         10. If this Guaranty is held ineffective or unenforceable by any court of competent jurisdiction, Guarantor shall be deemed to be a tenant under the Lease with the same force and effect as if Guarantor were expressly named as a joint tenant therein with joint and several liability, but with no more liability thereunder than Guarantor would have had hereunder.

         11. Any notice, demand or request by either party to the other shall be in writing, and shall be deemed to have been duly given or made if mailed by certified mail, return receipt requested, addressed to the other party at its address above set forth or to such other address as the receiving party shall have designated by notice given as above provided. Notices so given shall be deemed received on the third (3rd) business day after mailing.

         12. This Guaranty shall be construed in accordance with and governed by the laws of the State of New York.

         13. This Guaranty shall inure to the benefit of Landlord and Landlord's successors and assigns, and shall be binding upon and enforceable against Guarantor and Guarantor's successors and assigns.

         IN WITNESS WHEREOF, Guarantor has executed this instrument the day and year first above written.

WITNESS:

---------------------------

-----------------------------
                                                     William Ward



                                 ACKNOWLEDGMENT

STATE OF NEW YORK
COUNTY OF New York

         On the 14th day of April, 1998, before me personally came William Ward, to me known to be the individual described in and who executed the foregoing instrument and acknowledged that he executed the same.


                             -----------------------
                                 Robert Frisoni
                        Notary Public, State of New York
                                 No. 41-4949551
                           Qualified in Queens County
                        Commission Expires April 17, 1998

                                    EXHIBIT A

                             (Letterhead of Tenant)

                                     (Date)

Vandergrand Properties Co. L.P.
C/o Jack Resnick & Sons, Inc.
110 East 59th Street
New York, New York 10022

Gentlemen:

Reference is made to the lease between you, as landlord, and Devise Associates, Inc., as tenant, dated_______________, 1998 [and amended ______________] ([as so amended] the "Lease") covering certain space more particularly described in the Lease (the "Premises") at 880 Third Avenue, New York, New York. Defined terms used herein shall have the meanings ascribed to them in the Lease unless otherwise defined herein. Reference is also made to a certain limited guaranty (the "Guaranty") given to Landlord to induce it to enter into the Lease. The Guaranty provided for certain limitations on the liability of the guarantor thereunder upon the surrender to Landlord of all rights of Tenant to the Premises, including the right of possession of the Premises.

The undersigned represents and warrants that (i) the undersigned is the sole tenant under the Lease and has the power, right and authority to execute this Agreement and carry out the intent hereof, (ii) to the best of the knowledge, information and belief of the undersigned, the execution and delivery of this Agreement shall not violate or contravene any agreement, contract, security agreement, financing, lease or indenture to which the undersigned is a party or by which it is bound and shall not require consent of any party to any of the foregoing, (iii) the undersigned has not subleased all or any part of the Premises nor has it entered into any other agreement pursuant to which any third party has any interest in the Premises or any right to occupy the same, and (iv) the interest of the undersigned in the Premises and in such of the fixtures, improvements, betterments and equipment as are affixed to the realty, is unencumbered, free of any security interests, liens, chattel mortgages, financing leases, lease purchase agreements or any other security or financing devices and all such installations have been paid for in full.

Effective upon the date hereof, the undersigned hereby unconditionally and irrevocably surrenders all of its rights and privileges under the Lease and its rights in and to the Premises and agrees that it, and anyone claiming under or through it, shall no longer have the right to use or occupy, or any other right or rights of any nature with respect to, the Premises, under the Lease or otherwise. Notwithstanding the preceding sentence, however, Tenant agrees that its liability and obligations under the Lease shall continue in full force and effect, in all respects as if this Lease had continued until the Expiration Date
(as the same may have heretofore been extended).

Tenant acknowledges that it is executing this agreement in order to limit the liability of the guarantor under the Guaranty and that such limitation constitutes full consideration for the agreements contained herein.

                                    Very truly yours,

                                    DEVISE ASSOCIATES, INC.

                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:


Landlord is executing this Agreement below to acknowledge that the Lease (but not the obligations of the Tenant thereunder, which shall continue in full force and effect as provided in the third paragraph of the preceding letter) is hereby terminated as above set forth.

                                    VANDERGRAND PROPERTIES CO. L.P.


                                    By: Vanres Holding Corp., general partner


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title: